united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive., Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/22

Item 1. Reports to Stockholders.

Donoghue Forlines Tactical Income Fund

Class	A:	PWRAX
Class	C:	PWRCX
Class	I:	PWRIX

Donoghue Forlines Dividend Fund
Class	A:	PWDAX
Class	C:	PWDCX
Class	I:	PWDIX

Donoghue Forlines Risk Managed Income Fund
Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

Donoghue Forlines Momentum Fund
Class	A:	MOJAX
Class	C:	MOJCX
Class	I:	MOJOX

Donoghue Forlines Tactical Allocation Fund
Class	A:	GTAAX
Class	C:	GLACX
Class	I:	GTAIX

Annual Report

June 30, 2022

1-877-779-7462

www.donoghueforlinesfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Momentum Fund, or Donoghue Forlines Tactical Allocation Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

DONOGHUE FORLINES TACTICAL ALLOCATION FUND

DONOGHUE FORLINES TACTICAL INCOME FUND

DONOGHUE FORLINES DIVIDEND FUND

DONOGHUE FORLINES MOMENTUM FUND

DONOGHUE FORLINES RISK MANAGED INCOME FUND

ANNUAL LETTER TO SHAREHOLDERS

By Jeffrey R. Thompson, Ceo & Portfolio Manager

August 11, 2022

Dear Investors,

We are pleased to address our eleventh annual letter to shareholders for the Donoghue Forlines Tactical Income Fund, eighth for the Donoghue Forlines Dividend Fund, fifth for the Donoghue Forlines Momentum Fund, and fourth for Donoghue Forlines Tactical Allocation Fund and the Donoghue Forlines Risk Managed Income Fund.

Donoghue Forlines Tactical Allocation Fund

The Donoghue Forlines Tactical Allocation Fund’s investment objective is to provide long-term capital appreciation. The Fund is a core portfolio that contains three asset classes in one account: equities, fixed income and alternatives. The macro top-down approach strategy targets long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions are exchange traded products, giving flexibility in terms of low-cost asset allocation. The portfolio holds fixed income investments in almost all market conditions, but there is wide discretion in the holding percentages of equities and alternatives.

The Fund seeks to achieve long-term capital appreciation by diversifying the Fund’s portfolio across several different asset classes that have low or negative correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the Fund’s portfolio should be lower than some, or all, of the underlying asset classes if they were held individually. Also, the Fund uses cash as a tactical asset class during times of high market volatility to help further reduce the risk in the portfolio.

Included below is the performance during the period from July 1, 2021 to the period ended June 30, 2022 and year-to-date through June 30, 2022 for the Donoghue Forlines Tactical Allocation Fund’s share classes, the custom blended moderate benchmark, and MSCI ACWI Index:

	One Year	YTD
Donoghue Forlines Tactical Allocation Fund - Class A	-14.88%	-15.62%
Donoghue Forlines Tactical Allocation Fund - Class A with load	-19.10%	-19.84%
Donoghue Forlines Tactical Allocation Fund - Class C	-15.51%	-15.86%
Donoghue Forlines Tactical Allocation Fund - Class I	-14.65%	-15.51%
MSCI ACWI Index	-15.75%	-20.18%
HFRU Hedge Fund Index*	-5.38%	-5.94%

Source: Ultimus Fund Solutions; * Donoghue Forlines and Morningstar Direct

DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Tactical Income Fund

The Donoghue Forlines Tactical Income Fund’s objective is total return from income and capital appreciation with preservation of capital as a secondary objective. The Fund finds income opportunities across the three major asset classes— global fixed income, global equities and alternatives. We believe this orientation is critical to both short- and long-term investment success.

The Fund’s investment process combines a tactical and strategic top-down macro approach to asset allocation with a global orientation. The portfolio invests in ETFs across three asset classes—equities, fixed income and alternatives—by taking a long-term secular view with tactical positioning during the shorter-term business and credit cycles. The portfolio can hold sovereign and corporate bonds denominated in both US dollar and foreign currencies. Additionally, up to 15% of the portfolio can be allocated to US and foreign equities, and up to 40% can be allocated to alternative asset classes. The strategy utilizes long-term macroeconomic and geopolitical variables to analyze the effects on currencies and interest rates. The portfolio objective is linked to the performance of global fixed income markets and, to a lesser extent, equity, currency, and alternative markets.

Included below is the performance during the period from July 1, 2021 through June 30, 2022 and year- to-date through June 30, 2022 for the Donoghue Forlines Tactical Income Fund’s various share classes and respective fixed income indexes performance:

	One Year	YTD
Donoghue Forlines Tactical Income Fund - Class A	-9.12%	-8.47%
Donoghue Forlines Tactical Income Fund - Class A with load	-13.63%	-13.02%
Donoghue Forlines Tactical Income Fund - Class C	-9.74%	-8.84%
Donoghue Forlines Tactical Income Fund - Class I	-8.87%	-8.43%
Bloomberg Capital Global Aggregate Bond Index	-15.25%	-13.91%
Blended Income Benchmark: 60% HFRU Hedge Fund Composite	-9.41%	-9.17%
USD Index/40% Bloomberg Global Aggregate Bond Index*

Source: Ultimus Fund Solutions; * Donoghue Forlines and Morningstar Direct

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DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Dividend Fund

The Donoghue Forlines Dividend Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund.

The Donoghue Forlines Dividend Fund (the Fund) is a rules-based strategy that tracks a proprietary index identified in the Fund’s prospectus. The Fund employs a disciplined investment selection process with tactical overlays that determine whether it will be in a bullish (invested) or defensive position. The tactical overlays are made up of two triggers. The first trigger tracks exponential moving averages of the stocks in the Fund to identify potentially negative intermediate-term trends. The second is a longer -term exponential moving average crossover that more broadly can be indicative of the health of the economy and monitors longer term evolving problems that could lead to bear markets or recessions. Based on the status of each tactical indicator, the Fund could be 100% in equities, 50% in equities-50% defensive, or 100% defensive. When in a defensive position, the Fund will invest in short-term U.S. Treasury ETFs or cash equivalents.

When bullish, the Fund allocates equally in up to 50 stocks, diversified amongst a market neutral weight of sectors. The stocks are selected based on having the highest dividend yields in their sector as well as meeting other quality factors. If stocks fail to meet the yield and quality requirements in any sector, only the stocks that meet all the requirements will be included, and the remaining allocation is equally divided between the full final list of selected securities. The sectors used are Business Services, Consumer Cyclicals, Consumer Non-Cyclicals, Consumer Services, Energy, Finance, Healthcare, Industrials, Non-Energy Materials, Real Estate, Technology, Telecommunications, and Utilities. Additionally, when bullish, the Fund rebalances and reconstitutes quarterly to bring the holdings back to an equal weighting.

Included below is the performance during the period from July 1, 2021 through June 30, 2022 and year-to-date through June 30, 2022 for the Donoghue Forlines Dividend Fund’s various share classes and the benchmark indexes:

	One Year	YTD
Donoghue Forlines Dividend Fund - Class A	-4.82%	-10.78%
Donoghue Forlines Dividend Fund - Class A with load	-9.57%	-15.27%
Donoghue Forlines Dividend Fund - Class C	-5.58%	-11.11%
Donoghue Forlines Dividend Fund - Class I	-4.60%	-10.62%
Russell 1000 Value Index*	-6.82%	-12.86%
S&P 500 Value Index	-4.86%	-11.41%

Source: Ultimus Fund Solutions; * Donoghue Forlines and Morningstar Direct

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DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Momentum Fund

The Donoghue Forlines Momentum Fund’s primary investment objective is capital growth with a secondary objective of generating income.

The Donoghue Forlines Momentum Fund (the Fund) is a rules-based strategy that tracks a proprietary Index identified in the Fund’s prospectus. The Fund employs a disciplined investment selection process with tactical overlays that determines whether it will be in a bullish (invested) or defensive position. The tactical overlays are made up of two triggers. The first trigger tracks exponential moving averages of the stocks in the Fund to identify potentially negative intermediate-term trends. The second is a longer -term exponential moving average crossover that more broadly can be indicative of the health of the economy and monitors longer term evolving problems that could lead to bear markets or recessions. Based on the status of each tactical indicator, the Fund could be 100% in equities, 50% in equities-50% defensive or 100% defensive. When in a defensive position, the Fund will invest in short-term U.S. Treasury ETFs or cash equivalents.

When bullish, the Fund allocates equally in up to 50 stocks, diversified amongst a market neutral weight of sectors. The stocks are selected based on having the highest trailing 12-month risk-adjusted momentum in their sector as well as meeting other quality factors. If stocks fail to meet the momentum and quality requirements in any sector, only the stocks that meet all the requirements will be included, and the remaining allocation is equally divided between the full final list of selected securities. The sectors used are Business Services, Consumer Cyclicals, Consumer Non-Cyclicals, Consumer Services, Energy, Finance, Healthcare, Industrials, Non-Energy Materials, Real Estate, Technology, Telecommunications, and Utilities. Additionally, when bullish, the Fund rebalances and reconstitutes quarterly to bring the holdings back to an equal weighting.

Included below is the performance during the period from inception, July 1, 2021, through June 30, 2022 and year-to-date through June 30, 2022 for the Donoghue Forlines Momentum Fund’s various share classes and benchmark indexes:

	One Year	YTD
Donoghue Forlines Momentum Fund - Class A	-14.85%	-18.11%
Donoghue Forlines Momentum Fund - Class A with load	-19.74%	-22.81%
Donoghue Forlines Momentum Fund - Class C	-15.46%	-18.41%
Donoghue Forlines Momentum Fund - Class I	-14.63%	-17.99%
Russell 1000 Total Return Index*	-13.04%	-20.94%
S&P 500 Total Return Index	-10.62%	-19.96%

Source: Ultimus Fund Solutions; * Donoghue Forlines and Morningstar Direct

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DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Risk Managed Income Fund

The Donoghue Forlines Risk Managed Income Fund’s primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

The Fund uses a short-term and an intermediate-term tactical overlay to determine whether to be in a bullish or defensive posture. Each tactical overlay will trigger 50% of the Fund into a defensive position, should market conditions warrant. When in a defensive position, the Fund will be invested in short-term U.S. Treasury ETFs.

When bullish, the Fund will direct investments into a selection of Floating Rate mutual funds/ETFs and High Yield Bond ETFs. Additionally, when in a bullish posture, the Fund will rebalance holdings and reconstitute annually.

Included below is the performance during the period from inception, July 1, 2021, through June 30, 2022 and year-to-date through June 30, 2022 for the Donoghue Forlines Risk Managed Income Fund’s various share classes and the S&P/LSTA U.S. Leveraged Loan 100 Total Return Index:

	One Year	YTD
Donoghue Forlines Risk Managed Income Fund - Class A	-2.14%	-2.55%
Donoghue Forlines Risk Managed Income Fund - Class A with load	-7.00%	-7.41%
Donoghue Forlines Risk Managed Income Fund - Class C	-2.84%	-2.80%
Donoghue Forlines Risk Managed Income Fund - Class I	-1.96%	-2.32%
S&P/LSTA U.S. Leveraged Loan 100 Total Return Index	-4.21%	-5.48%

Source: Ultimus Fund Solutions

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DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

THE YEAR IN REVIEW

Asset prices are off to a rough start in 2022 as markets grapple with high inflation, slowing economic momentum, and less accommodative monetary policy.

High and rising inflation expectations during the second quarter proved challenging for almost all major asset categories. Bonds suffered significant losses as projections for higher rates rose. Global stock prices experienced a bear market. Commodity prices also slumped after a massive rally as demand waned.

Not Out of the Woods…Yet

Major stock indexes crossed some key technical thresholds, and interest rates and commodities pulled back sharply as economic concerns really started to pile up ahead of a hawkish Federal Reserve. It’s rare you see the Fed tighten monetary policy into an economic backdrop that’s clearly weakening, but that’s where we stand. It’s hard to get too bullish about the prospects for the economy or the market from these levels, but as sentiment surveys and positioning clearly indicate, the negative view is as crowded as Times Square on New Year’s Eve. The markets can always see further over the horizon than any of us, which makes it hard to ignore the moves higher we’ve seen over the last month. We’re still not out of the woods but let’s evaluate where we stand and how we are positioning around that.

Inflation

Market participants hoping for some relief on the inflation front were disappointed once again this month. The US headline CPI rose 1.32% month-over-month in June, above the consensus of 1.1%. Core inflation increased to 0.71%, surpassing consensus estimates of 0.5%.

The key question is how much of June’s report is “water under the bridge” and how much is a harbinger of things to come.

Since the CPI data for June was collected, oil prices have dropped to below $100/ bbl. Nationwide gasoline prices have fallen for four straight weeks, with the futures market pointing to further declines in the months ahead. Wage growth has slowed to about 4% from around 6.5% in the second half of last year. All this suggests that inflation may be peaking.

The TIPS market certainly agrees. It is discounting a rapid decline in US inflation over the next few years. This week’s inflation report did little to change that fact.

Growth

Just about every macroeconomic metric has been showing weaker momentum lately, led by housing and manufacturing rolling over.

The US has now seen two straight quarters of contracting GDP growth.

But like inflation, the key question is how much is “water under the bridge” and how much is a harbinger of things to come.

While growth metrics are losing momentum, key metrics are still holding up at absolute levels, specifically employment.

Many investors now see recession as baked into the cake. According to a Bank of America survey, the majority of fund managers saw a recession as likely. Additionally, global growth optimism and equity positioning are at all-time lows.

Technicals/Trends

It’s been an important last few weeks for market technicals as Bulls have made some key progress but aren’t out of the woods yet. The S&P 500 broke above its 50 day moving average for the first time in 60 trading days (its longest streak since 2008), but is still firmly below its 200 day moving average, failing to break through its long-term downtrend. We will be monitoring these trends closely, as technicals help identify important market turning points.

Conclusions

Markets are at an inflection point. There’s a strong possibility we experience a shallow technical recession (2 quarters of negative real GDP growth), but much of that scenario is largely baked into prices. For us, the real question is are we going to experience a deep recession where unemployment rises significantly. Then asset prices could face much steeper drawdowns.

Right now, we are in the former camp, but are aggressively monitoring the latter. We aim to protect against capital destroying downside and believe the odds of that scenario have increased.

Stocks lack an immediate macro driver to move higher. We think that driver could come in the form of lower inflation prints starting as early as next month, which should allow the Fed to dial back hawkishness. But we want to position against rising risks of recession.

We have made some positioning changes to reflect this. We have reduced our position in real assets, based off our view that inflation

DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

has peaked, and growth may also continue to retract. We have put this money towards defensive fixed income positioning. We continue to hold equities with an emphasis on free cash flow for a late cycle market with rising recession risks.

How Market Conditions Affected Fund Performance

DONOGHUE FORLINES TACTICAL ALLOCATION FUND

With nearly every asset class experiencing drawdowns during 2022, there was not many attractive options for our tactical allocation fund. As a result, our absolute returns suffered, but relative to other asset classes our allocation strategy performed well.

DONOGHUE FORLINES TACTICAL INCOME FUND

With nearly every asset class experiencing drawdowns during 2022, there was not many attractive options for our tactical income fund (especially in the fixed income space). As a result, our absolute returns suffered, but relative to other asset classes our allocation strategy performed well.

DONOGHUE FORLINES DIVIDEND FUND

Stocks suffered major drawdowns, but value stocks outperformed broader indices which benefitted our Dividend fund. It performed in line with other value indices. We only received one tactical signal over the time period, towards the end of June 2022. It is unclear yet whether this signal will ultimately benefit the fund.

DONOGHUE FORLINES MOMENTUM FUND

Stocks suffered major drawdowns with momentum and growth stocks getting hit the worst. However, our momentum fund had a sell signal in January, which propelled it to perform more in line with broad indices.

DONOGHUE FORLINES RISK MANAGED INCOME FUND

Market conditions were volatile, which was positive for our risk managed income fund due to the short nature of our tactical signals. Our Risk managed income fund outperformed its leveraged loan benchmark and significantly outperformed other fixed income categories.

The following reflects Donoghue Forlines Funds’ portfolios positioning as of June 30, 2022.

Donoghue Forlines Tactical Allocation Fund

Positioning: 28% allocated to fixed income, 50% allocated to equities, 20% allocated to alternatives via ETF exposure. And 2% allocated to money markets.

Donoghue Forlines Tactical Income Fund

Positioning: 73% allocated to fixed income, 13% allocated to equities, 12% allocated to alternatives via ETF exposure. And 2% allocated to money markets.

Donoghue Forlines Dividend Fund

Positioning: 50% allocated to large and mid-sized high yielding stocks with a diversified sector exposure and quality orientation.

Date	Action	Positioning
9/8/2021	Quarterly Reconstitution and Rebalance	100% Equities
12/6/2021	Quarterly Reconstitution and Rebalance	100% Equities
3/4/2021	Quarterly Reconstitution and Rebalance	100% Equities
6/7/2022	Quarterly Reconstitution and Rebalance	100% Equities
6/17/2022	Sell 50%	50% Equities/50% Treasuries

Donoghue Forlines Momentum Fund

Positioning: 50% invested in large and mid-sized stocks exhibiting strong short-term momentum with a diversified sector exposure.

Date	Action	Positioning
9/8/2021	Quarterly Reconstitution and Rebalance	100% equities
12/6/2021	Quarterly Reconstitution and Rebalance	100% equities
1/26/2022	SELL signal	50% Equities/50% Treasuries
3/4/2022	Quarterly Reconstitution and Rebalance	50% Equities/50% Treasuries
6/7/2022	Quarterly Reconstitution and Rebalance	50% Equities/50% Treasuries

Donoghue Forlines Risk Managed Income Fund

Positioning: 100% allocated to cash and equivalents.

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DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS

In accordance with the Funds’ policies and prospectuses the Donoghue Forlines Dividend Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Momentum Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Donoghue Forlines Tactical Allocation Fund Class A
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0001	0.0001
12/28/2021			0.1953	0.1953
3/29/2022
6/29/2022

Donoghue Forlines Tactical Allocation Fund Class C
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021
12/28/2021			0.1754	0.1754
3/29/2022
6/29/2022

Donoghue Forlines Tactical Allocation Fund Class I
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0068	0.0068
12/28/2021			0.2026	0.2026
3/29/2022
6/29/2022

Donoghue Forlines Tactical Income Fund Class A
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0582	0.0582
12/28/2021			0.0984	0.0984
3/29/2022
6/29/2022

Donoghue Forlines Tactical Income Fund Class C
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0344	0.0344
12/28/2021			0.0801	0.0801
3/29/2022			0.0053	0.0053
6/29/2022

Donoghue Forlines Tactical Income Fund Class I
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0582	0.0582
12/28/2021			0.1048	0.1048
3/29/2022
6/29/2022			0.0066	0.0066

Donoghue Forlines Dividend Fund Class A
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0487	0.0487
12/28/2021			0.0685	0.0685
3/29/2022			0.0249	0.0249
6/29/2022			0.0187	0.0187

DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

Donoghue Forlines Dividend Fund Class C
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0319	0.0319
12/28/2021			0.0503	0.0503
3/29/2022			0.0073	0.0073
6/29/2022			0.0013	0.0013

Donoghue Forlines Dividend Fund Class I
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0544	0.0544
12/28/2021			0.0746	0.0746
3/29/2022			0.0307	0.0307
6/29/2022			0.0246	0.0246

Donoghue Forlines Momentum Fund Class A
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021
12/28/2021
3/29/2022
6/29/2022

Donoghue Forlines Momentum Class C
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021
12/28/2021
3/29/2022
6/29/2022

Donoghue Forlines Momentum Class I
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021
12/28/2021
3/29/2022
6/29/2022

Donoghue Forlines Risk Managed Income Fund Class A
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0476	0.0476
12/28/2021			0.0350	0.0350
3/29/2022			0.0155	0.0155
6/29/2022			0.0072	0.0072

Donoghue Forlines Risk Managed Income Fund Class C
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0298	0.0298
12/28/2021			0.0167	0.0167
3/29/2022
6/29/2022

Donoghue Forlines Risk Managed Income Fund Class I
Date	ST Capital Gains	LT Capital Gains	Dividend Income	Distribution Total
9/29/2021			0.0549	0.0549
12/28/2021			0.0420	0.0420
3/29/2022			0.0235	0.0235
6/29/2022			0.0134	0.0134

DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

We want to thank you for your continued investment and vote of confidence in the Donoghue Forlines Funds

Regards,

CEO and Portfolio Manager

Donoghue Forlines LLC.

Adviser to Donoghue Forlines Dividend Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Momentum Fund

The Standard and Poor’s 500 Total Return Index: A commonly used benchmark index for large capitalization stocks. The index is comprised of 500 large-capitalization U.S. stocks and is administered by Standard and Poor’s. You cannot invest in an index.

MSCI ACWI is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. You cannot invest in an index.

Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty- four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. You cannot invest directly in an Index.

S&P 500 Value Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics. You cannot invest directly in an Index.

S&P GSCI Index serves as a benchmark for investment in the commodity markets and as a measure of commodity performance over time. You cannot invest directly in an Index.

The Bloomberg Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

S&P/LSTA U.S. Leveraged Loan 100 Total Return Index was the first index to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/ LSTA Leveraged Loan Index. You cannot invest directly in an Index.

The Russell 1000 Index represents the top 1000 companies by market capitalization in the United States. The index is a subset of the Russell 3000 Index. You cannot invest directly in an Index.

The Russell 1000 Value Index is a market capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 includes the largest 1000 firms in the Russell 3000, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an Index.

The HFRU Hedge Fund Composite USD Index is designed to be representative of the overall composition of the UCITS-Compliant hedge fund universe. It is comprised of all eligible hedge fund strategies; including, but not limited to equity hedge, event driven, macro, and relative value arbitrage. You cannot invest directly in an Index.

The Blended Benchmark Income is a benchmark comprised of 60% HFRU Hedge Fund Composite and 40% Bloomberg Barclays Global Aggregate Bond Index. The HFRU Hedge Fund Composite USD Index is designed to be representative of the overall composition of the UCITS-Compliant hedge fund universe. It is comprised of all eligible hedge fund strategies; including, but not limited to equity hedge, event driven, macro, and relative value arbitrage.

The Bloomberg Global Aggregate measures the performance of global investment grade fixed-rate debt markets, including the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, Global Treasury, Eurodollar, Euro-Yen, Canadian, and Investment Grade 144A index-eligible securities.

The historical performance of the Standard and Poor’s 500 Total 11 Return Index, MSCI ACWI, Global Aggregate Bond

DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

Index, S&P 500 Value Index, and S&P GSCI Index, Bloomberg Capital U.S. Aggregate Bond Index, and S&P/LSTA U.S. Leveraged Loan 100 Total Return Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

The net asset value of each Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Mutual Funds involve risk including the possible loss of principal. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. If the Funds invests in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses on the hedging vehicle while also suffering losses on the junk or U.S. Treasury bonds that were intended to benefit from the hedge. The Donoghue Forlines Tactical Income Fund, Donoghue Forlines Risk Managed Income Fund and the Donoghue Forlines Tactical Allocation Fund may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. ETF’s are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. A higher portfolio turnover will result in higher transactional and brokerage costs.

Investing in the commodities markets may subject the Fund to greater volatility than investment exposure to traditional securities.

Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries.

ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a down grade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Equity Risk

The net asset value of a Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

ETF Risk

ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in equity and fixed income securities. Each ETF is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.

DONOGHUE FORLINES FUNDS
ANNUAL LETTER TO SHAREHOLDERS

Foreign Securities Risk

Because the Fund’s investments may include exposure to foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Donoghue Forlines Funds. This and other information about the Funds are contained in the prospectus and should be read carefully before investing. The prospectus can be obtained by calling toll free 1-877-779-7462. The Donoghue Forlines Funds are distributed by Northern Lights Distributors, LLC. Member FINRA / SIPC. Donoghue Forlines LLC is not affiliated with Northern Lights Distributors, LLC.

Performance for periods less than one year is not annualized. The maximum sales charge for Class A Shares is 5.00%. Class A Share investors may be eligible for a reduction in sales charges.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Funds prospectus for more information regarding the Funds fees and expenses. For performance information current to the most recent month-end, please call toll-free 877-779-7462.

9328-NLD 08/11/2022

Donoghue Forlines Tactical Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
Six Months	One Year	Five Year	Ten Year	Since Inception (a)	Since Inception (b)
Donoghue Forlines Tactical Income Fund - Class A	(9.12)%	(0.67)%	1.15%	1.28%	N/A
Donoghue Forlines Tactical Income Fund - Class A with load	(13.63)%	(1.68)%	0.64%	0.84%	N/A
Donoghue Forlines Tactical Income Fund - Class C	(9.74)%	(1.54)%	N/A	N/A	(0.60)%
Donoghue Forlines Tactical Income Fund - Class I	(8.87)%	(0.56)%	1.32%	1.46%	N/A
Bloomberg Global Aggregate Bond Index (c)	(15.25)%	(0.55)%	0.11%	0.74%	(0.03)%
HFRU Hedge Fund Composite Index (d)	(5.38)%	1.60%	2.70%	2.33%	2.00%
Reference Index (e)	(9.41)%	0.77%	1.69%	1.75%	1.25%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 28, 2021 is 1.94%, 2.69% and 1.69%, for Class A, Class C and Class I shares, respectively. Class A Shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is September 14, 2010 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The Bloomberg Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index is weighted according to each country’s market capitalization except for Japan, which is weighted by the market capitalization of the 40 largest Japanese government bonds. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(d)	The HFRU Hedge Fund Composite USD Index is designed to be representative of the overall composition of the UCITS-Compliant hedge fund universe. It is comprised of all eligible hedge fund strategies; including, but not limited to equity hedge, event driven, macro, and relative value arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(e)	The Reference Index is a benchmark comprised of 60% HFRU Hedge Fund Composite and 40% Bloomberg Barclays Global Aggregate Bond Index. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2022

Holdings By Investment Type	% of Net Assets
Exchange-Traded Funds - Fixed Income	31.1%
Exchange-Traded Funds - Equity	23.8%
Collateral For Securities Loaned	2.7%
Money Market Funds	45.3%
Liabilities in Excess of Other Assets	(2.9)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Dividend Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

Six Months	One Year	Annualized Five Year	Annualized Since Inception (a)	Annualized Since Inception (b)
Donoghue Forlines Dividend Fund - Class A	(4.82)%	0.98%	3.44%	N/A
Donoghue Forlines Dividend Fund - Class A with load	(9.57)%	(0.05)%	2.83%	N/A
Donoghue Forlines Dividend Fund - Class C	(5.58)%	0.23%	N/A	1.02%
Donoghue Forlines Dividend Fund - Class I	(4.60)%	1.23%	3.69%	N/A
Russell 1000 Value Total Return Index (c)	(6.82)%	7.17%	8.37%	7.01%
S&P 500 Value Total Return Index (d)	(4.86)%	8.19%	8.91%	7.83%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A, Class C and Class I prospectus dated October 28, 2021 is 1.85%, 2.60% and 1.60% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is November 7, 2013 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The Russell 1000 Value Total Return Index is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 includes the largest 1000 firms in the Russell 3000, which represents approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

(d)	The S&P 500 Value Total Return Index is a market cap-weighted index that covers the complete market cap of the S&P 500 Index. All S&P Index stocks are represented in both and/or each Growth and Value index. The value factors used to determine a stock’s value score are book value to price ratio, cash flow to price ratio, sales to price ratio and dividend yield. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses. This Index has been selected as Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

Portfolio Composition as of June 30, 2022

Holdings By Investment Type	% of Net Assets
Common Stocks	49.8%
Exchange-Traded Funds - Fixed Income	48.8%
Collateral For Securities Loaned	1.9%
Money Market Funds	1.5%
Liabilities in Excess of Other Assets	(2.0)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Risk Managed Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmark:

Six Months	One Year	Since Inception (a)
Donoghue Forlines Risk Managed Income Fund - Class A	(2.14)%	1.84%
Donoghue Forlines Risk Managed Income Fund - Class A with load	(7.00)%	0.68%
Donoghue Forlines Risk Managed Income Fund - Class C	(2.84)%	1.22%
Donoghue Forlines Risk Managed Income Fund - Class I	(1.96)%	2.19%
S&P/LSTA U.S. Leveraged Loan 100 Index (c)	(4.21)%	2.29%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 28, 2021 is 2.04%, 2.79% and 1.79% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is December 27, 2017.

(b)	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2022

Holdings By Investment Type	% of Net Assets
Money Market Fund	100.1%
Open End Fund- Fixed Income	0.0%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Momentum Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

Six Months	One Year	Annualized 5 Year	Annualized Since Inception (a)
Donoghue Forlines Momentum Fund - Class A	(14.85)%	3.51%	3.57%
Donoghue Forlines Momentum Fund - Class A with load	(19.74)%	2.29%	2.46%
Donoghue Forlines Momentum Fund - Class C	(15.46)%	2.73%	2.81%
Donoghue Forlines Momentum Fund - Class I	(14.63)%	3.77%	3.84%
Russell 1000 Total Return Index (b)	(13.04)%	11.00%	11.49%
S&P 500 Total Return Index (c)	(10.62)%	11.31%	11.77%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses before fee waiver and/or reimbursement as stated in the fee table of the Fund’s prospectus dated October 28, 2021 is 2.47%, 3.22% and 2.22% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is December 23, 2016.

(b)	The Russell 1000 Total Return Index consists of the 1000 largest companies within the Russell 3000 index. Also known as Market Oriented Index, because it represents the group of stocks from which most active money managers choose.

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2022

Holdings By Investment Type	% of Net Assets
Exchange-Traded Funds - Fixed Income	51.6%
Common Stocks	46.5%
Collateral For Securities Loaned	28.7%
Money Market Funds	2.2%
Liabilities in Excess of Other Assets	(29.0)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Donoghue Forlines Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2022

The Fund’s performance figures* for the periods ended June 30, 2022, compared to its benchmarks:

	One Year	Annualized Since Inception (a)
Donoghue Forlines Tactical Allocation Fund - Class A	(14.88)%	(0.86)%
Donoghue Forlines Tactical Allocation Fund - Class A with load	(19.10)%	(2.06)%
Donoghue Forlines Tactical Allocation Fund - Class C	(15.51)%	(1.59)%
Donoghue Forlines Tactical Allocation Fund - Class I	(14.65)%	(0.61)%
HFRU Hedge Fund Composite Index (b)	(5.38)%	0.99%
MSCI AC World Index (c)	(15.75)%	6.04%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A, Class C and Class I prospectus dated October 28, 2021 is 1.69%, 2.44% and 1.44% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is April 6, 2018.

(b)	The HFRU Hedge Fund Composite USD Index is designed to be representative of the overall composition of the UCITS-Compliant hedge fund universe. It is comprised of all eligible hedge fund strategies; including, but not limited to equity hedge, event driven, macro, and relative value arbitrage.

(c)	The MSCI AC World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

Portfolio Composition as of June 30, 2022

Holdings By Investment Type	% of Net Assets
Exchange-Traded Funds - Equity	69.3%
Exchange-Traded Funds - Fixed Income	8.3%
Money Market Fund	22.6%
Collateral For Securities Loaned	1.0%
Liabilities in Excess of Other Assets	(1.2)%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

DONOGHUE FORLINES TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 54.9%
	EQUITY - 23.8%
101,473	Donoghue Forlines Risk Managed Innovation ETF(a)	$2,238,586
166,948	Donoghue Forlines Yield Enhanced Real Asset ETF(a)	4,025,383
48,880	FCF International Quality ETF	1,364,031
51,012	FCF US Quality ETF	2,308,803
13,488	iShares U.S. Infrastructure ETF	459,131
4,817	iShares U.S. Real Estate ETF	443,068
8,152	SPDR S&P Global Natural Resources ETF	424,638
		11,263,640
	FIXED INCOME - 31.1%
70,778	iShares 0-5 Year High Yield Corporate Bond ETF(b)	2,870,048
99,351	iShares 3-7 Year Treasury Bond ETF	11,856,548
		14,726,596

	TOTAL EXCHANGE-TRADED FUNDS (Cost $28,029,818)	25,990,236

	SHORT-TERM INVESTMENTS — 48.0%
	COLLATERAL FOR SECURITIES LOANED - 2.7%
1,291,314	Mount Vernon Liquid Assets Portfolio, LLC, 1.64% (Cost $1,291,314)(c),(d)	1,291,314

	MONEY MARKET FUND - 45.3%
21,408,283	Fidelity Government Portfolio, Institutional Class, 1.21% (Cost $21,408,283)(d)	21,408,283

	TOTAL SHORT-TERM INVESTMENTS (Cost $22,699,597)	22,699,597

	TOTAL INVESTMENTS - 102.9% (Cost $50,729,415)	$48,689,833
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.9)%	(1,372,878)
	NET ASSETS - 100.0%	$47,316,955

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

SPDR - Standard & Poor’s Depositary Receipt

(a)	Affiliated Company – Donoghue Forlines Tactical Income Fund holds in excess of 5% of outstanding voting securities of this security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2022 was $1,261,754.

(c)	Security was purchased with cash received as collateral for securities on loan at June 30, 2022. Total collateral had a value of $1,291,314 at June 30, 2022.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2022.

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 49.8%
	ADVERTISING & MARKETING - 0.9%
12,845	Interpublic Group of Companies, Inc. (The)	$353,623

	AEROSPACE & DEFENSE - 2.1%
1,841	General Dynamics Corporation	407,321
942	Lockheed Martin Corporation	405,022
		812,343
	ASSET MANAGEMENT - 1.9%
1,499	Ameriprise Financial, Inc.	356,282
10,764	Carlyle Group, Inc. (The)	340,788
		697,070
	BEVERAGES - 2.2%
6,534	Coca-Cola Company (The)	411,054
2,470	PepsiCo, Inc.	411,650
		822,704
	BIOTECH & PHARMA - 6.5%
5,488	Bristol-Myers Squibb Company	422,576
1,322	Eli Lilly and Company	428,632
6,387	Gilead Sciences, Inc.	394,780
2,307	Johnson & Johnson	409,516
4,498	Merck & Company, Inc.	410,083
7,808	Pfizer, Inc.	409,374
		2,474,961
	CHEMICALS - 0.8%
3,626	LyondellBasell Industries N.V., Class A	317,130

	DIVERSIFIED INDUSTRIALS - 1.0%
1,991	Illinois Tool Works, Inc.	362,860

	ELECTRIC UTILITIES - 2.9%
9,639	FirstEnergy Corporation	370,041
9,001	NRG Energy, Inc.	343,568
13,838	PPL Corporation	375,425
		1,089,034

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 49.8% (Continued)
	FOOD - 2.2%
8,646	Campbell Soup Company	$415,440
5,936	Kellogg Company	423,474
		838,914
	HEALTH CARE FACILITIES & SERVICES - 2.1%
4,283	CVS Health Corporation	396,863
2,937	Quest Diagnostics, Inc.	390,562
		787,425
	INSTITUTIONAL FINANCIAL SERVICES - 1.9%
3,621	Evercore, Inc.	338,962
15,845	Virtu Financial, Inc., Class A	370,932
		709,894
	INSURANCE - 1.0%
17,308	Old Republic International Corporation	387,007

	LEISURE FACILITIES & SERVICES - 1.0%
3,311	Darden Restaurants, Inc.	374,540

	MEDICAL EQUIPMENT & DEVICES - 1.0%
3,522	Abbott Laboratories	382,665

	METALS & MINING - 0.9%
6,706	Southern Copper Corporation	334,026

	OIL & GAS PRODUCERS - 3.7%
38,149	Antero Midstream Corporation	345,249
5,534	Devon Energy Corporation	304,979
4,323	Exxon Mobil Corporation	370,222
6,290	ONEOK, Inc.	349,095
		1,369,545
	PUBLISHING & BROADCASTING - 1.0%
2,363	Nexstar Media Group, Inc., Class A	384,885

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 49.8% (Continued)
	RETAIL - DISCRETIONARY - 0.9%
5,043	Best Buy Company, Inc.(a)	$328,753

	RETAIL REIT - 0.9%
3,612	Simon Property Group, Inc.	342,851

	SEMICONDUCTORS - 2.8%
5,698	Microchip Technology, Inc.	330,940
2,182	NXP Semiconductors N.V.	323,002
2,343	Texas Instruments, Inc.	360,002
		1,013,944
	SPECIALTY FINANCE - 4.6%
3,650	Discover Financial Services(a)	345,217
9,792	Fidelity National Financial, Inc.	361,912
6,834	First American Financial Corporation	361,655
9,406	OneMain Holdings, Inc.	351,596
11,174	Synchrony Financial	308,626
		1,729,006
	SPECIALTY REITS - 1.0%
7,681	Iron Mountain, Inc.	373,988

	TECHNOLOGY HARDWARE - 1.0%
9,190	Cisco Systems, Inc.	391,862

	TECHNOLOGY SERVICES - 1.1%
2,981	International Business Machines Corporation	420,887

	TELECOMMUNICATIONS - 2.2%
33,841	Lumen Technologies, Inc.	369,205
8,074	Verizon Communications, Inc.	409,756
		778,961
	TRANSPORTATION & LOGISTICS - 1.1%
1,884	Union Pacific Corporation	401,820

DONOGHUE FORLINES DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 49.8% (Continued)
	TRANSPORTATION EQUIPMENT - 1.1%
10,352	Allison Transmission Holdings, Inc.	$398,034

	TOTAL COMMON STOCKS (Cost $19,491,140)	18,678,732

	EXCHANGE-TRADED FUNDS — 48.8%
	FIXED INCOME - 48.8%
61,608	iShares 1-3 Year Treasury Bond ETF	5,100,526
85,634	Schwab Short-Term U.S. Treasury ETF	4,212,337
100,936	SPDR Portfolio Short Term Treasury ETF	2,972,565
101,640	Vanguard Short-Term Treasury ETF	5,982,530
		18,267,958

	TOTAL EXCHANGE-TRADED FUNDS (Cost $18,190,700)	18,267,958

	SHORT-TERM INVESTMENTS — 3.4%
	MONEY MARKET FUNDS - 1.5%
14,402	Dreyfus Treasury Securities Cash Management, Institutional Class, 0.89%(b)	14,402
560,511	Fidelity Government Portfolio, Institutional Class, 1.21%(b)	560,511
	TOTAL MONEY MARKET FUNDS (Cost $574,913)	574,913

	COLLATERAL FOR SECURITIES LOANED - 1.9%
695,123	Mount Vernon Liquid Assets Portfolio, LLC, 1.64% (Cost $695,123)(b)(c)	695,123

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,270,036)	1,270,036

	TOTAL INVESTMENTS - 102.0% (Cost $38,951,876)	$38,216,726
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%	(767,495)
	NET ASSETS - 100.0%	$37,449,231

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

N.V. - Naamioze Vennootschap

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2022 was $667,146.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

(c)	Security was purchased with cash received as collateral for securities on loan at June 30, 2022. Total collateral had a value of $695,123 at June 30, 2022.

DONOGHUE FORLINES RISK MANAGED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	OPEN END FUNDS — 0.0%(a)
	FIXED INCOME - 0.0%(a)
961	BlackRock Floating Rate Income Portfolio, Institutional Class	$8,879
945	Eaton Vance Floating-Rate Advantaged Fund, Class I	9,078
912	Hartford Floating Rate Fund, Class Y	6,919
1,046	Lord Abbett Floating Rate Fund, Class I	8,176
965	Virtus Seix Floating Rate High Income Fund, Class I	7,420
		40,472

	TOTAL OPEN END FUNDS (Cost $43,256)	40,472

	SHORT-TERM INVESTMENT — 100.1%
	MONEY MARKET FUND - 100.1%
88,442,976	Fidelity Government Portfolio, Institutional Class, 1.21% (Cost $88,442,976)(b)	88,442,976

	TOTAL INVESTMENTS - 100.1% (Cost $88,486,232)	$88,483,448
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(109,336)
	NET ASSETS - 100.0%	$88,374,112

(a)	Percentage rounds to less than 0.1%.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 46.5%
	AEROSPACE & DEFENSE - 1.0%
260	Lockheed Martin Corporation	$111,790

	ASSET MANAGEMENT - 2.6%
413	Ameriprise Financial, Inc.	98,162
961	Blackstone, Inc.	87,672
579	LPL Financial Holdings, Inc.	106,814
		292,648
	AUTOMOTIVE - 0.9%
148	Tesla, Inc.(a),(b)	99,666

	BIOTECH & PHARMA - 4.0%
1,497	Bristol-Myers Squibb Company	115,269
365	Eli Lilly and Company	118,344
2,160	Pfizer, Inc.	113,249
172	Regeneron Pharmaceuticals, Inc.(a)	101,674
		448,536
	CHEMICALS - 1.6%
1,143	CF Industries Holdings, Inc.	97,989
1,756	Olin Corporation	81,268
		179,257
	CONSUMER SERVICES - 1.0%
1,633	Service Corp International	112,873

	ELECTRIC UTILITIES - 0.8%
2,471	NRG Energy, Inc.	94,318

	FOOD - 1.0%
538	Hershey Company (The)	115,756

	HEALTH CARE FACILITIES & SERVICES - 2.0%
390	Molina Healthcare, Inc.(a)	109,048
229	UnitedHealth Group, Inc.	117,621
		226,669

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 46.5% (Continued)
	INSURANCE - 1.0%
547	Chubb Ltd.	$107,529

	LEISURE FACILITIES & SERVICES - 0.8%
668	Marriott International, Inc., Class A	90,855

	MEDICAL EQUIPMENT & DEVICES - 0.9%
1,519	Hologic, Inc.(a)	105,267

	OIL & GAS PRODUCERS - 1.7%
1,622	Occidental Petroleum Corporation	95,503
1,563	Targa Resources Corporation	93,264
		188,767
	PUBLISHING & BROADCASTING - 1.0%
1,719	World Wrestling Entertainment, Inc., Class A	107,420

	RENEWABLE ENERGY - 1.0%
604	Enphase Energy, Inc.(a)	117,925

	RETAIL - CONSUMER STAPLES - 1.8%
3,730	Albertsons Companies, Inc.	99,666
2,139	Kroger Company (The)	101,239
		200,905
	RETAIL - DISCRETIONARY - 3.7%
1,750	Builders FirstSource, Inc.(a)	93,975
833	Genuine Parts Company	110,789
981	Penske Automotive Group, Inc.	102,701
272	Ulta Beauty, Inc.(a)	104,851
		412,316
	SELF-STORAGE REIT - 1.0%
645	Extra Space Storage, Inc.	109,727

	SEMICONDUCTORS - 4.3%
196	Broadcom, Inc.	95,219
312	KLA Corporation	99,553

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 46.5% (Continued)
	SEMICONDUCTORS - 4.3% (Continued)
619	NVIDIA Corporation(b)	$93,834
1,875	ON Semiconductor Corporation(a),(b)	94,331
789	QUALCOMM, Inc.	100,787
		483,724
	SOFTWARE - 5.1%
752	Cadence Design Systems, Inc.(a)	112,823
1,209	Datadog, Inc.(a),(b)	115,145
421	Microsoft Corporation	108,125
245	ServiceNow, Inc.(a)	116,502
359	Synopsys, Inc.(a)	109,028
		561,623
	SPECIALTY FINANCE - 1.6%
669	American Express Company	92,737
192	Credit Acceptance Corporation(a),(b)	90,895
		183,632
	SPECIALTY REITS - 0.9%
2,124	Iron Mountain, Inc.	103,418

	TECHNOLOGY HARDWARE - 1.1%
4,876	Pure Storage, Inc., Class A(a)	125,362

	TECHNOLOGY SERVICES - 4.8%
384	Accenture PLC, Class A	106,618
672	CDW Corporation	105,880
300	FactSet Research Systems, Inc.	115,371
607	Jack Henry & Associates, Inc.	109,272
920	Paychex, Inc.	104,760
		541,901
	TELECOMMUNICATIONS - 0.9%
9,306	Lumen Technologies, Inc.(b)	101,528

	TOTAL COMMON STOCKS (Cost $5,744,668)	5,223,412

DONOGHUE FORLINES MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 51.6%
	FIXED INCOME - 51.6%
19,587	iShares 1-3 Year Treasury Bond ETF	$1,621,608
27,226	Schwab Short-Term U.S. Treasury ETF	1,339,247
32,095	SPDR Portfolio Short Term Treasury ETF(b)	945,198
32,316	Vanguard Short-Term Treasury ETF(b)	1,902,120
		5,808,173

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,973,084)	5,808,173

	SHORT-TERM INVESTMENTS — 30.9%
	COLLATERAL FOR SECURITIES LOANED - 28.7%
3,226,816	Mount Vernon Liquid Assets Portfolio, LLC, 1.64% (Cost $3,226,816)(c),(d)	3,226,816

	MONEY MARKET FUND - 2.2%
243,402	Fidelity Government Portfolio, Institutional Class, 1.21% (Cost $243,402)(d)	243,402

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,470,218)	3,470,218

	TOTAL INVESTMENTS - 129.0% (Cost $15,187,970)	$14,501,803
	LIABILITIES IN EXCESS OF OTHER ASSETS - (29.0)%	(3,256,852)
	NET ASSETS - 100.0%	$11,244,951

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

Ltd. - Limited Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2022 was $3,146,280.

(c)	Security was purchased with cash received as collateral for securities on loan at June 30, 2022. Total collateral had a value of $3,226,816 at June 30, 2022.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2022.

DONOGHUE FORLINES TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 77.6%
	EQUITY - 69.3%
405,203	Donoghue Forlines Risk Managed Innovation ETF(a)	$8,939,143
162,961	Donoghue Forlines Yield Enhanced Real Asset ETF(a)	3,929,250
130,126	FCF International Quality ETF (a)	3,631,257
122,221	FCF US Quality ETF	5,531,722
32,317	iShares U.S. Infrastructure ETF(b)	1,100,071
11,543	iShares U.S. Real Estate ETF	1,061,725
19,531	SPDR S&P Global Natural Resources ETF	1,017,370
		25,210,538
	FIXED INCOME - 8.3%
18,181	iShares 0-5 Year High Yield Corporate Bond ETF (b)	737,240
19,140	iShares 3-7 Year Treasury Bond ETF	2,284,168
		3,021,408

	TOTAL EXCHANGE-TRADED FUNDS (Cost $34,136,280)	28,231,946

	SHORT-TERM INVESTMENTS — 23.6%
	COLLATERAL FOR SECURITIES LOANED - 1.0%
376,703	Mount Vernon Liquid Assets Portfolio, LLC, 1.64% (Cost $376,703)(c),(d)	376,703

	MONEY MARKET FUND - 22.6%
8,208,706	Fidelity Government Portfolio, Institutional Class, 1.21% (Cost $8,208,706)(d)	8,208,706

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,585,409)	8,585,409

	TOTAL INVESTMENTS - 101.2% (Cost $42,721,689)	$36,817,355
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%	(445,114)
	NET ASSETS - 100.0%	$36,372,241

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

SPDR - Standard & Poor’s Depositary Receipt

(a)	Affiliated Company – Donoghue Forlines Tactical Allocation Fund holds in excess of 5% of outstanding voting securities of this security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2022 was $368,977.

(c)	Security was purchased with cash received as collateral for securities on loan at June 30, 2022. Total collateral had a value of $376,703 at June 30, 2022.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2022.

Donoghue Forlines Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022

	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines
	Tactical Income	Dividend	Risk Managed Income	Momentum	Tactical Allocation
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
Unaffilited investments at cost	$43,511,207	$38,951,876	$88,486,232	$15,187,970	$21,762,227
Affilited investments at cost	7,218,208	—	—	—	20,959,462
Total investments at cost	$50,729,415	$38,951,876	$88,486,232	$15,187,970	$42,721,689
Unaffiliated investments at value *	$42,425,864	$38,216,726	$88,483,448	$14,501,803	$20,317,705
Affiliated investments at value	6,263,969	—	—	—	16,499,650
Total investments at value	48,689,833	38,216,726	88,483,448	14,501,803	36,817,355
Receivable for Fund shares sold	5,666	1,804	7,760	1,621	5,898
Dividends and interest receivable	13,734	47,031	56,045	4,010	5,145
Prepaid expenses and other assets	8,876	11,004	21,693	11,362	11,574
TOTAL ASSETS	48,718,109	$38,276,565	88,568,946	14,518,796	36,839,972

LIABILITIES
Security lending collateral (Note 5)	1,291,314	695,123	—	3,226,816	376,703
Payable for Fund shares repurchased	35,164	30,233	97,628	—	30,900
Investment advisory fees payable	31,937	32,761	48,446	15,935	23,493
Distribution (12b-1) fees payable	1,774	7,487	562	931	2,822
Payable to related parties	14,697	12,608	20,781	5,300	8,102
Payable to trustees	537	557	437	598	556
Accrued expenses and other liabilities	25,731	48,565	26,980	24,265	25,155
TOTAL LIABILITIES	1,401,154	$827,334	194,834	3,273,845	467,731
NET ASSETS	$47,316,955	$37,449,231	$88,374,112	$11,244,951	$36,372,241

COMPOSITION OF NET ASSETS:
Paid in capital	$69,460,058	$157,973,858	$91,806,931	$12,917,496	$43,626,768
Accumulated losses	(22,143,103)	(120,524,627)	(3,432,819)	(1,672,545)	(7,254,527)
NET ASSETS	$47,316,955	$37,449,231	$88,374,112	$11,244,951	$36,372,241

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$3,678,956	$11,405,800	$20,450	$1,087,584	$10,388,317
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	420,420	1,332,600	2,082	103,634	1,137,412
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.75	$8.56	$9.82	$10.49	$9.13
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (a)	$9.21	$9.01	$10.34	$11.04	$9.61

Class C Shares:
Net Assets	$1,198,938	$6,729,127	$678,800	$795,885	$741,870
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	138,494	792,943	69,937	79,112	82,260
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.66	$8.49	$9.71	$10.06	$9.02

Class I Shares:
Net Assets	$42,439,061	$19,314,304	$87,674,862	$9,361,482	$25,242,054
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,865,196	2,268,056	8,955,829	881,412	2,772,657
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.72	$8.52	$9.79	$10.62	$9.10

*	Includes Securities Loaned $1,261,754; $667,146; $0; $3,146,280; $368,977

(a)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Donoghue Forlines Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2022

	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines	Donoghue Forlines
	Tactical Income	Dividend	Risk Managed Income	Momentum	Tactical Allocation
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends - Unaffiliated Investments (including foreign dividend tax withholding of $0, $298, $0, $0, and $0, respectively)	$1,612,301	$1,541,870	$2,002,398	$153,052	$830,199
Dividends - Affiliated Investments	61,619	—	—	—	571,270
Interest	26,258	801	111,270	214	9,903
Securities lending	57,316	2,947	91,978	944	46,585
TOTAL INVESTMENT INCOME	1,757,494	1,545,618	2,205,646	154,210	1,457,957

EXPENSES
Investment advisory fees	577,564	446,058	585,864	148,006	352,461
Distribution (12b-1) fees:
Class A	11,541	33,301	80	4,235	32,976
Class C	12,699	81,660	6,986	10,494	8,476
Administration fees	67,068	48,898	94,278	26,618	52,931
Registration fees	55,147	58,178	48,808	49,958	42,578
Accounting services fees	43,280	32,937	44,991	38,477	40,071
Third party administrative servicing fees	26,910	972	44,302	5,903	10,476
Transfer agent fees	21,243	40,606	47,271	8,735	13,990
Legal fees	18,407	12,599	12,161	12,931	16,947
Audit fees	17,880	18,158	18,064	18,158	13,991
Trustees’ fees and expenses	15,636	15,549	15,587	15,542	15,615
Compliance officer fees	14,443	13,146	18,402	8,936	13,279
Printing and postage expenses	12,626	954	17,392	3,595	10,499
Custodian fees	4,137	348	11,311	8,922	3,538
Insurance expense	3,093	2,810	3,167	2,728	3,113
Other expenses	4,887	5,084	4,961	5,074	4,796
TOTAL EXPENSES	906,561	811,258	973,625	368,312	635,737
Less: Fees waived by the Advisor	—	—	—	(57,849)	(35,277)
Less: Fees waived by the Advisor for affiliated investments	(11,024)	—	—	—	(33,429)
NET EXPENSES	895,537	811,258	973,625	310,463	567,031

NET INVESTMENT INCOME (LOSS)	861,957	734,360	1,232,021	(156,253)	890,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from unaffiliated investments	(1,920,796)	1,164,918	(2,580,562)	(620,130)	4,062,720
Net realized gain (loss) from affiliated investments	—	—	—	—	(384,121)
Distributions of realized gains from underlying investment companies	228,485	—	—	—	548,091
Net change in unrealized depreciation on unafiliated investments	(3,194,911)	(3,642,765)	(1,096,744)	(1,432,607)	(7,264,769)
Net change in unrealized depreciation on affiliated investments	(954,239)	—	—	—	(4,459,811)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,841,461)	(2,477,847)	(3,677,306)	(2,052,737)	(7,497,890)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,979,504)	$(1,743,487)	$(2,445,285)	$(2,208,990)	$(6,606,964)

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment income	$861,957	$905,862
Net realized gain (loss) from security transactions	(1,920,796)	3,570,036
Distributions of realized gains from underlying investment companies	228,485	—
Net change in unrealized appreciation (depreciation) on investments	(4,149,150)	668,240
Net increase (decrease) in net assets resulting from operations	(4,979,504)	5,144,138

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions paid:
Class A	(75,255)	(68,011)
Class C	(15,247)	(3,069)
Class I	(949,025)	(872,598)
Net decrease in net assets resulting from distributions to shareholders	(1,039,527)	(943,678)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	189,007	456,114
Class C	79,309	100,797
Class I	8,847,146	6,605,774
Net asset value of shares issued in reinvestment of distributions:
Class A	67,444	58,157
Class C	14,165	2,572
Class I	862,401	775,241
Payments for shares redeemed:
Class A	(1,521,539)	(2,717,271)
Class C	(134,997)	(2,299,276)
Class I	(16,504,399)	(34,312,281)
Net decrease in net assets resulting from shares of beneficial interest	(8,101,463)	(31,330,173)

TOTAL DECREASE IN NET ASSETS	(14,120,494)	(27,129,713)

NET ASSETS
Beginning of Year	61,437,449	88,567,162
End of Year	$47,316,955	$61,437,449

SHARE ACTIVITY
Class A:
Shares Sold	20,009	47,764
Shares Reinvested	7,039	6,022
Shares Redeemed	(161,081)	(287,181)
Net decrease in shares of beneficial interest outstanding	(134,033)	(233,395)

Class C:
Shares Sold	8,508	10,858
Shares Reinvested	1,490	273
Shares Redeemed	(14,064)	(242,784)
Net decrease in shares of beneficial interest outstanding	(4,066)	(231,653)

Class I:
Shares Sold	924,421	699,827
Shares Reinvested	90,635	80,727
Shares Redeemed	(1,756,509)	(3,643,419)
Net decrease in shares of beneficial interest outstanding	(741,453)	(2,862,865)

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment income	$734,360	$781,825
Net realized gain from security transactions	1,164,918	11,517,859
Net change in unrealized appreciation (depreciation) on investments	(3,642,765)	2,704,097
Net increase (decrease) in net assets resulting from operations	(1,743,487)	15,003,781

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions paid:
Class A	(228,548)	(601,043)
Class C	(82,079)	(357,396)
Class I	(457,873)	(1,051,494)
Net decrease in net assets resulting from distributions to shareholders	(768,500)	(2,009,933)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	986,840	897,732
Class C	272,286	408,644
Class I	2,392,234	7,912,996
Net asset value of shares issued in reinvestment of distributions:
Class A	217,207	566,151
Class C	74,717	318,408
Class I	432,845	977,241
Payments for shares redeemed:
Class A	(3,518,301)	(7,889,685)
Class C	(2,360,188)	(7,125,129)
Class I	(6,606,664)	(18,950,502)
Net decrease in net assets resulting from shares of beneficial interest	(8,109,024)	(22,884,144)

TOTAL DECREASE IN NET ASSETS	(10,621,011)	(9,890,296)

NET ASSETS
Beginning of Year	48,070,242	57,960,538
End of Year	$37,449,231	$48,070,242

SHARE ACTIVITY
Class A:
Shares Sold	105,703	108,630
Shares Reinvested	23,352	73,750
Shares Redeemed	(379,365)	(1,024,418)
Net decrease in shares of beneficial interest outstanding	(250,310)	(842,038)

Class C:
Shares Sold	30,117	49,118
Shares Reinvested	8,051	42,759
Shares Redeemed	(256,170)	(922,853)
Net decrease in shares of beneficial interest outstanding	(218,002)	(830,976)

Class I:
Shares Sold	258,889	980,739
Shares Reinvested	46,791	127,179
Shares Redeemed	(717,509)	(2,459,831)
Net decrease in shares of beneficial interest outstanding	(411,829)	(1,351,913)

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment income	$1,232,021	$1,671,252
Net realized gain (loss) from security transactions	(2,580,562)	2,657,101
Net change in unrealized appreciation (depreciation) on investments	(1,096,744)	1,169,060
Net increase (decrease) in net assets resulting from operations	(2,445,285)	5,497,413

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(346)	(2,724)
Class C	(3,271)	(13,967)
Class I	(1,243,172)	(1,782,260)
Net decrease in net assets resulting from distributions to shareholders	(1,246,790)	(1,798,951)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class C	10,000	407,056
Class I	87,041,210	24,816,912
Net asset value of shares issued in reinvestment of distributions:
Class A	347	2,724
Class C	3,071	12,762
Class I	756,051	934,089
Payments for shares redeemed:
Class A	(84,861)	—
Class C	(32,131)	(273,089)
Class I	(59,845,616)	(22,339,574)
Net increase in net assets resulting from shares of beneficial interest	27,848,071	3,560,880

TOTAL INCREASE IN NET ASSETS	24,155,996	7,259,342

NET ASSETS
Beginning of Year	64,218,116	56,958,774
End of Year	$88,374,112	$64,218,116

SHARE ACTIVITY
Class A:
Shares Reinvested	34	273
Shares Redeemed	(8,388)	—
Net increase (decrease) in shares of beneficial interest outstanding	(8,354)	273

Class C:
Shares Sold	1,002	41,957
Shares Reinvested	307	1,296
Shares Redeemed	(3,220)	(27,733)
Net increase (decrease) in shares of beneficial interest outstanding	(1,911)	15,520

Class I:
Shares Sold	8,661,464	2,493,861
Shares Reinvested	75,758	93,681
Shares Redeemed	(6,046,499)	(2,245,598)
Net increase in shares of beneficial interest outstanding	2,690,723	341,944

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment loss	$(156,253)	$(151,683)
Net realized gain (loss) from security transactions	(620,130)	7,205,359
Net change in unrealized appreciation (depreciation) on investments	(1,432,607)	521,283
Net increase (decrease) in net assets resulting from operations	(2,208,990)	7,574,959

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	765,988	186,011
Class C	43,092	81,657
Class I	875,922	2,843,619
Payments for shares redeemed:
Class A	(925,183)	(584,650)
Class C	(294,434)	(2,012,695)
Class I	(3,115,634)	(9,631,157)
Net decrease in net assets resulting from shares of beneficial interest	(2,650,249)	(9,117,215)

TOTAL DECREASE IN NET ASSETS	(4,859,239)	(1,542,256)

NET ASSETS
Beginning of Year	16,104,190	17,646,446
End of Year	$11,244,951	$16,104,190

SHARE ACTIVITY
Class A:
Shares Sold	59,876	16,087
Shares Redeemed	(82,491)	(59,078)
Net decrease in shares of beneficial interest outstanding	(22,615)	(42,991)

Class C:
Shares Sold	3,605	8,304
Shares Redeemed	(25,806)	(201,280)
Net decrease in shares of beneficial interest outstanding	(22,201)	(192,976)

Class I:
Shares Sold	72,099	256,839
Shares Redeemed	(263,738)	(989,020)
Net decrease in shares of beneficial interest outstanding	(191,639)	(732,181)

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
FROM OPERATIONS
Net investment income	$890,926	$475,595
Net realized gain from security transactions	3,678,599	7,403,642
Distributions of realized gains from underlying investment companies	548,091	—
Net change in unrealized appreciation (depreciation) on investments	(11,724,580)	5,652,191
Net increase (decrease) in net assets resulting from operations	(6,606,964)	13,531,428

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(238,486)	(98,652)
Class C	(14,250)	(1,903)
Class I	(641,934)	(448,403)
Net decrease in net assets resulting from distributions to shareholders	(894,670)	(548,958)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	615,057	2,320,960
Class C	15,961	245,988
Class I	2,577,958	3,645,815
Net asset value of shares issued in reinvestment of distributions:
Class A	232,647	96,382
Class C	14,221	1,899
Class I	592,131	411,289
Payments for shares redeemed:
Class A	(3,653,438)	(5,199,061)
Class C	(23,736)	(166,267)
Class I	(15,396,874)	(40,045,840)
Net decrease in net assets resulting from shares of beneficial interest	(15,026,073)	(38,688,835)

TOTAL DECREASE IN NET ASSETS	(22,527,707)	(25,706,365)

NET ASSETS
Beginning of Year	58,899,948	84,606,313
End of Year	$36,372,241	$58,899,948

SHARE ACTIVITY
Class A:
Shares Sold	59,315	232,826
Shares Reinvested	21,502	9,255
Shares Redeemed	(342,573)	(534,144)
Net decrease in shares of beneficial interest outstanding	(261,756)	(292,063)

Class C:
Shares Sold	1,514	26,104
Shares Reinvested	1,327	190
Shares Redeemed	(2,305)	(16,338)
Net increase in shares of beneficial interest outstanding	536	9,956

Class I:
Shares Sold	247,662	370,489
Shares Reinvested	55,020	40,062
Shares Redeemed	(1,461,115)	(4,089,982)
Net decrease in shares of beneficial interest outstanding	(1,158,433)	(3,679,431)

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2022		2021	2020	2019	2018
Net asset value, beginning of year	$9.78		$9.22	$9.94	$9.70	$10.05
Activity from investment operations:
Net investment income (1)	0.12		0.11	0.15	0.28	0.27
Net realized and unrealized gain (loss) on investments	(1.00)		0.57	(0.72)	0.22	(0.34)
Total from investment operations	(0.88)		0.68	(0.57)	0.50	(0.07)
Less distributions from:
Net investment income	(0.15)		(0.12)	(0.15)	(0.26)	(0.28)
Total distributions	(0.15)		(0.12)	(0.15)	(0.26)	(0.28)
Net asset value, end of year	$8.75		$9.78	$9.22	$9.94	$9.70
Total return (2)	(9.12)%		7.37%	(5.82)%	5.24%	(0.72)%
Net assets, at end of year (000s)	$3,679		$5,422	$7,266	$13,910	$26,645
Ratio of expenses to average net assets (3)	1.78	% (5)	1.70%	1.61%	1.54%	1.54%
Ratio of net investment income to average net assets (3,4)	1.30	% (5)	1.18%	1.55%	2.87%	2.74%
Portfolio Turnover Rate	545%		205%	221%	175%	274%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Ratios including fees waived by the advisor for investments in affiliates.

Expenses to average net assets	1.76%

Net investment income to average net assets	1.32%

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2022		2021	2020	2019	2018
Net asset value, beginning of year	$9.71		$9.13	$9.83	$9.60	$9.95
Activity from investment operations:
Net investment income (1)	0.04		0.04	0.06	0.20	0.19
Net realized and unrealized gain (loss) on investments	(0.98)		0.55	(0.69)	0.22	(0.33)
Total from investment operations	(0.94)		0.59	(0.63)	0.42	(0.14)
Less distributions from:
Net investment income	(0.11)		(0.01)	(0.07)	(0.19)	(0.21)
Total distributions	(0.11)		(0.01)	(0.07)	(0.19)	(0.21)
Net asset value, end of year	$8.66		$9.71	$9.13	$9.83	$9.60
Total return (2)	(9.74)%		6.47%	(6.50)%	4.47%	(1.41)%
Net assets, at end of year (000s)	$1,199		$1,384	$3,416	$3,493	$4,861
Ratio of expenses to average net assets (3)	2.53	% (5)	2.45%	2.36%	2.29%	2.29%
Ratio of net investment income to average net assets (3,4)	0.46	% (5)	0.39%	0.64%	2.10%	1.95%
Portfolio Turnover Rate	545%		205%	221%	175%	274%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Ratios including fees waived by the advisor for investments in affiliates.

Expenses to average net assets	2.51%

Net investment income to average net assets	0.48%

See accompanying notes to financial statements.

Donoghue Forlines Tactical Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.74	$9.20	$9.93	$9.71	$10.06
Activity from investment operations:
Net investment income (1)	0.14	0.14	0.18	0.30	0.30
Net realized and unrealized gain (loss) on investments	(0.99)	0.55	(0.72)	0.23	(0.34)
Total from investment operations	(0.85)	0.69	(0.54)	0.53	(0.04)
Less distributions from:
Net investment income	(0.17)	(0.15)	(0.19)	(0.31)	(0.31)
Total distributions	(0.17)	(0.15)	(0.19)	(0.31)	(0.31)
Net asset value, end of year	$8.72	$9.74	$9.20	$9.93	$9.71
Total return (2)	(8.87)%	7.50%	(5.54)%	5.56%	(0.47)%
Net assets, at end of year (000s)	$42,439	$54,631	$77,885	$135,463	$133,392
Ratio of expenses to average net assets (3)	1.53% (5)	1.45%	1.36%	1.29%	1.29%
Ratio of net investment income to average net assets (3,4)	1.52% (5)	1.43%	1.80%	3.03%	3.01%
Portfolio Turnover Rate	545%	205%	221%	175%	274%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Ratios including fees waived by the advisor for investments in affiliates.

Expenses to average net assets	1.51%

Net investment income to average net assets	1.54%

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.15	$7.01	$8.43	$11.60	$11.75
Activity from investment operations:
Net investment income (1)	0.15	0.13	0.13	0.20	0.28
Net realized and unrealized gain (loss) on investments	(0.58)	2.35	(1.41)	(0.79)	(0.07)
Total from investment operations	(0.43)	2.48	(1.28)	(0.59)	0.21
Less distributions from:
Net investment income	(0.16)	(0.34)	(0.14)	(0.18)	(0.27)
Net realized gains	—	—	—	(2.40)	(0.09)
Total distributions	(0.16)	(0.34)	(0.14)	(2.58)	(0.36)
Paid-in-Capital From Redemption Fees (1)	—	—	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$8.56	$9.15	$7.01	$8.43	$11.60
Total return (3)	(4.82)%	36.34%	(15.48)%	(5.82)%	1.65%
Net assets, at end of year (000s)	$11,406	$14,488	$17,009	$56,578	$124,630
Ratio of expenses to average net assets (4)	1.81%	1.83%	1.66%	1.52%	1.43%
Ratio of net investment income to average net assets (4,5)	1.66%	1.65%	1.70%	1.97%	2.27%
Portfolio Turnover Rate	156%	309%	253%	319%	265%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.08	$6.94	$8.38	$11.51	$11.67
Activity from investment operations:
Net investment income (1)	0.08	0.07	0.07	0.12	0.18
Net realized and unrealized gain (loss) on investments	(0.58)	2.33	(1.41)	(0.77)	(0.07)
Total from investment operations	(0.50)	2.40	(1.34)	(0.65)	0.11
Less distributions from:
Net investment income	(0.09)	(0.26)	(0.10)	(0.08)	(0.18)
Net realized gains	—	—	—	(2.40)	(0.09)
Total distributions	(0.09)	(0.26)	(0.10)	(2.48)	(0.27)
Paid-in-Capital From Redemption Fees (1)	—	—	—	—	0.00	(2)
Net asset value, end of year	$8.49	$9.08	$6.94	$8.38	$11.51
Total return (3)	(5.58)%	35.42%	(16.15)%	(6.43)%	0.85	% (4)
Net assets, at end of year (000s)	$6,729	$9,174	$12,788	$32,900	$52,777
Ratio of expenses to average net assets (5)	2.56%	2.58%	2.41%	2.27%	2.18%
Ratio of net investment income to average net assets (5) (6)	0.90%	0.89%	0.96%	1.20%	1.52%
Portfolio Turnover Rate	156%	309%	253%	319%	265%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.11	$6.99	$8.39	$11.60	$11.76
Activity from investment operations:
Net investment income (1)	0.18	0.15	0.15	0.22	0.31
Net realized and unrealized gain (loss) on investments	(0.59)	2.34	(1.40)	(0.78)	(0.08)
Total from investment operations	(0.41)	2.49	(1.25)	(0.56)	0.23
Less distributions from:
Net investment income	(0.18)	(0.37)	(0.15)	(0.25)	(0.30)
Net realized gains	—	—	—	(2.40)	(0.09)
Total distributions	(0.18)	(0.37)	(0.15)	(2.65)	(0.39)
Paid-in-Capital From Redemption Fees (1)	—	—	—	0.00 (2)	0.00	(2)
Net asset value, end of year	$8.52	$9.11	$6.99	$8.39	$11.60
Total return (3)	(4.60)%	36.60%	(15.19)%	(5.53)%	1.84	% (4)
Net assets, at end of year (000s)	$19,314	$24,408	$28,164	$205,128	$567,854
Ratio of expenses to average net assets (5)	1.56%	1.58%	1.41%	1.27%	1.18%
Ratio of net investment income to average net assets (5,6)	1.90%	1.89%	1.95%	2.20%	2.51%
Portfolio Turnover Rate	156%	309%	253%	319%	265%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Amount is less than $0.01.

(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$10.14	$9.53	$9.93	$9.88	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.25	0.30	0.33	0.12
Net realized and unrealized gain (loss) on investments	(0.38)	0.63	(0.51)	0.02	(0.10)
Total from investment operations	(0.21)	0.88	(0.21)	0.35	0.02
Less distributions from:
Net investment income	(0.11)	(0.27)	(0.19)	(0.30)	(0.14)
Total distributions	(0.11)	(0.27)	(0.19)	(0.30)	(0.14)
Paid-in-Capital From Redemption Fees (2)	—	—	—	—	0.00	(3)
Net asset value, end of period/year	$9.82	$10.14	$9.53	$9.93	$9.88
Total return (4)	(2.14)%	9.25%	(2.14)%	3.61%	0.17	% (5)
Net assets, at end of period/year (000s)	$20	$106	$97	$265	$46
Ratio of expenses to average net assets before fee waivers/recapture (8)	1.32%	1.41%	1.40%	1.33%	2.38	% (6)
Ratio of net expenses to average net assets (8)	1.32%	1.41%	1.40%	1.33%	2.25	% (6)
Ratio of net investment income to average net assets (7,8)	1.66%	2.50%	3.00%	3.27%	2.31	% (6)
Portfolio Turnover Rate	358%	148%	412%	209%	9	% (5)

(1)	The Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class C

	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	June 30,	June 30,		June 30,	June 30,	June 30,
	2022	2021		2020	2019	2018 (1)
Net asset value, beginning of period/year	$10.04	$9.42		$9.86	$9.79	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.18		0.15	0.25	0.07
Net realized and unrealized gain (loss) on investments	(0.34)	0.61		(0.44)	0.08	(0.08)
Total from investment operations	(0.28)	0.79		(0.29)	0.33	(0.01)
Less distributions from:
Net investment income	(0.05)	(0.17)		(0.15)	(0.26)	(0.20)
Total distributions	(0.05)	(0.17)		(0.15)	(0.26)	(0.20)
Net asset value, end of period/year	$9.71	$10.04		$9.42	$9.86	$9.79
Total return (3)	(2.84)%	8.58	% (9)	(2.94)%	3.36%	(0.11	)% (4)
Net assets, at end of period/year (000s)	$679	$722		$531	$398	$100	(5)
Ratio of expenses to average net assets before fee waivers/recapture (8)	2.07%	2.16%		2.15%	2.08%	3.13	% (6)
Ratio of net expenses to average net assets (8)	2.07%	2.16%		2.15%	2.08%	3.00	% (6)
Ratio of net investment income to average net assets (7,8)	0.58%	1.77%		1.57%	2.55%	1.33	% (6)
Portfolio Turnover Rate	358%	148%		412%	209%	9	% (4)

(1)	The Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	Not in 000’s.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes to financial statements.

Donoghue Forlines Risk Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2022	2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$10.12	$9.51	$9.97	$9.92	$10.00
Activity from investment operations:
Net investment income (2)	0.14	0.28	0.27	0.34	0.17
Net realized and unrealized gain (loss) on investments	(0.34)	0.63	(0.46)	0.05	(0.10)
Total from investment operations	(0.20)	0.91	(0.19)	0.39	0.07
Less distributions from:
Net investment income	(0.13)	(0.30)	(0.27)	(0.34)	(0.15)
Total distributions	(0.13)	(0.30)	(0.27)	(0.34)	(0.15)
Paid-in-Capital From Redemption Fees (2)	—	—	—	0.00 (3)	0.00	(3)
Net asset value, end of period/year	$9.79	$10.12	$9.51	$9.97	$9.92
Total return (4)	(1.96)%	9.61%	(1.93)%	3.93%	0.66	% (5)
Net assets, at end of period/year (000s)	$87,675	$63,391	$56,331	$79,514	$72,373
Ratio of expenses to average net assets before fee waivers (8)	1.07%	1.16%	1.15%	1.08%	1.15	% (6)
Ratio of net expenses to average net assets (8)	1.07%	1.16%	1.15%	1.08%	1.13	% (6)
Ratio of net investment income to average net assets (7,8)	1.37%	2.76%	2.79%	3.41%	3.40	% (6)
Portfolio Turnover Rate	358%	148%	412%	209%	9	% (5)

(1)	The Fund commenced operations December 27, 2017.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$12.32	$7.76	$10.38		$10.63	$10.20
Activity from investment operations:
Net investment income (loss) (2)	(0.15)	(0.10)	(0.06)		0.00 (3)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.68)	4.66	(2.11)		0.33	0.94
Total from investment operations	(1.83)	4.56	(2.17)		0.33	0.93
Less distributions from:
Net investment income	—	—	—		(0.01)	—
Net realized gains	—	—	(0.45)		(0.57)	(0.50)
Return of capital	—	—	(0.00	) (3)	—	—
Total distributions	—	—	(0.45)		(0.58)	(0.50)
Paid-in-Capital From Redemption Fees (2)	—	—	—		0.00 (3)	0.00	(3)
Net asset value, end of year	$10.49	$12.32	$7.76		$10.38	$10.63
Total return (4)	(14.85)%	58.76%	(21.99)%		3.36%	8.99	% (5)
Net assets, at end of year (000s)	$1,088	$1,555	$1,314		$5,610	$3,420
Ratio of expenses to average net assets before fee waivers/recapture (10)	2.64%	2.46%	1.97%		1.76%	1.86%
Ratio of net expenses after waiver/recapture to average net assets (10)	2.25%	2.25%	1.97%		1.76%	1.91	% (8)
Ratio of net investment income (loss) to average net assets (9,10)	(1.23)%	(0.98)%	(0.56)%		0.03%	(0.09)%
Portfolio Turnover Rate	222%	400%	428%		571%	484%

(1)	The Fund commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 8.68%.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$11.90	$7.55	$10.19		$10.51	$10.17
Activity from investment operations:
Net investment loss (2)	(0.22)	(0.17)	(0.13)		(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.62)	4.52	(2.06)		0.32	0.93
Total from investment operations	(1.84)	4.35	(2.19)		0.25	0.84
Less distributions from:
Net investment income	—	—	—		—	—
Net realized gains	—	—	(0.45)		(0.57)	(0.50)
Return of capital	—	—	(0.00	) (3)	—	—
Total distributions	—	—	(0.45)		(0.57)	(0.50)
Paid-in-Capital From Redemption Fees (2)	—	—	—		—	0.00	(3)
Net asset value, end of year	$10.06	$11.90	$7.55		$10.19	$10.51
Total return (4)	(15.46)%	57.62%	(22.61)%		2.64%	8.11	% (5,6)
Net assets, at end of year (000s)	$796	$1,205	$2,223		$3,828	$1,845
Ratio of expenses to average net assets before fee waivers (10)	3.39%	3.21%	2.72%		2.51%	2.66%
Ratio of net expenses after waiver to average net assets (10)	3.00%	3.00%	2.72%		2.51%	2.66%
Ratio of net investment loss to average net assets (9,10)	(1.94)%	(1.76)%	(1.35)%		(0.71)%	(0.89)%
Portfolio Turnover Rate	222%	400%	428%		571%	484%

(1)	The Fund commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.31% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 7.80%.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not annualized.

(8)	Annualized.

(9)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Momentum Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30,	June 30,	June 30,		June 30,	June 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$12.44	$7.82	$10.42		$10.67	$10.21
Activity from investment operations:
Net investment income (loss) (2)	(0.12)	(0.07)	(0.03)		0.03	0.00	(3)
Net realized and unrealized gain (loss) on investments	(1.70)	4.69	(2.12)		0.32	0.96
Total from investment operations	(1.82)	4.62	(2.15)		0.35	0.96
Less distributions from:
Net investment income	—	—	—		(0.03)	(0.00	) (3)
Net realized gains	—	—	(0.45)		(0.57)	(0.50)
Return of capital	—	—	(0.00	) (3)	—	—
Total distributions	—	—	(0.45)		(0.60)	(0.50)
Paid-in-Capital From Redemption Fees (2)	—	—	—		—	0.00	(3)
Net asset value, end of year	$10.62	$12.44	$7.82		$10.42	$10.67
Total return (4)	(14.63)%	59.08%	(21.70)%		3.53%	9.30	% (5)
Net assets, at end of year (000s)	$9,361	$13,344	$14,110		$42,194	$32,927
Ratio of expenses to average net assets before fee waivers/recapture (10)	2.39%	2.21%	1.72%		1.51%	1.62%
Ratio of net expenses after waiver/recapture to average net assets (10)	2.00%	2.00%	1.72%		1.51%	1.66	% (8)
Ratio of net investment income (loss) to average net assets (9,10)	(0.95)%	(0.74)%	(0.31)%		0.28%	0.04%
Portfolio Turnover Rate	222%	400%	428%		571%	484%

(1)	The Fund commenced operations December 23, 2016.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	For the period ended June 30, 2018, 0.30% of the Fund’s total return consisted of a reimbursement by a related party. Excluding this item, total return would have been 9.00%.

(6)	Not annualized.

(7)	Annualized.

(8)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class A

	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2022		2021	2020	2019	2018 (1)
Net asset value, beginning of year	$10.92		$9.06	$9.80	$9.88	$10.00
Activity from investment operations:
Net investment income (2)	0.17		0.07	0.11	0.19	0.01
Net realized and unrealized gain (loss) on investments	(1.76)		1.86	(0.76)	(0.10)	(0.10)
Total from investment operations	(1.59)		1.93	(0.65)	0.09	(0.09)
Less distributions from:
Net investment income	(0.20)		(0.07)	(0.09)	(0.17)	(0.03)
Total distributions	(0.20)		(0.07)	(0.09)	(0.17)	(0.03)
Paid-in-Capital From Redemption Fees (2)	—		—	—	—	0.00	(3)
Net asset value, end of year	$9.13		$10.92	$9.06	$9.80	$9.88
Total return (4)	(14.88)%		21.34%	(6.73)%	0.95%	(0.85	)% (5)
Net assets, at end of year (000s)	$10,388		$15,277	$15,318	$16,944	$12,060
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	1.52%		1.46%	1.32%	1.32%	1.71	% (7)
Ratio of net expenses to average net assets (6)	1.45	% (9)	1.45%	1.32%	1.34%	1.45	% (7)
Ratio of net investment income to average net assets (6,8)	1.67	% (9)	0.64%	1.10%	1.95%	3.56	% (7)
Portfolio Turnover Rate	290%		150%	294%	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Ratios including fees waived by the advisor for investments in affiliates.

Expenses to average net assets	1.38%

Net investment income to average net assets	1.74%

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class C

	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2022		2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$10.85		$9.02	$9.79	$9.86	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.10		(0.01)	0.03	0.11	0.06
Net realized and unrealized gain (loss) on investments	(1.75)		1.86	(0.75)	(0.09)	(0.17)
Total from investment operations	(1.65)		1.85	(0.72)	0.02	(0.11)
Less distributions from:
Net investment income	(0.18)		(0.02)	(0.05)	(0.09)	(0.03)
Total distributions	(0.18)		(0.02)	(0.05)	(0.09)	(0.03)
Paid-in-Capital From Redemption Fees (2)	—		—	—	—	0.00	(3)
Net asset value, end of period/year	$9.02		$10.85	$9.02	$9.79	$9.86
Total return (4)	(15.51)%		20.54%	(7.46)%	0.26%	(1.14	)% (5)
Net assets, at end of period/year (000s)	$742		$886	$647	$915	$600
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	2.27%		2.21%	2.07%	2.07%	2.46	% (7)
Ratio of net expenses to average net assets (6)	2.20	% (9)	2.20%	2.07%	2.09%	2.20	% (7)
Ratio of net investment income (loss) to average net assets (6,8)	0.95	% (9)	(0.05)%	0.26%	1.18%	2.53	% (7)
Portfolio Turnover Rate	290%		150%	294%	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Ratios including fees waived by the advisor for investments in affiliates.

Expenses to average net assets	2.13%

Net investment income to average net assets	1.02%

See accompanying notes to financial statements.

Donoghue Forlines Tactical Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period/Year

	Class I

	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2022		2021	2020	2019	2018 (1)
Net asset value, beginning of period/year	$10.87		$9.02	$9.78	$9.88	$10.00
Activity from investment operations:
Net investment income (2)	0.20		0.08	0.13	0.21	0.11
Net realized and unrealized gain (loss) on investments	(1.76)		1.87	(0.76)	(0.09)	(0.19)
Total from investment operations	(1.56)		1.95	(0.63)	0.12	(0.08)
Less distributions from:
Net investment income	(0.21)		(0.10)	(0.13)	(0.22)	(0.04)
Total distributions	(0.21)		(0.10)	(0.13)	(0.22)	(0.04)
Paid-in-Capital From Redemption Fees (2)	—		—	—	—	0.00	(3)
Net asset value, end of period/year	$9.10		$10.87	$9.02	$9.78	$9.88
Total return (4)	(14.65)%		21.63%	(6.52)%	1.27%	(0.83	)% (5)
Net assets, at end of period/year (000s)	$25,242		$42,736	$68,640	$99,627	$93,740
Ratio of expenses to average net assets before Advisory fee waiver/recapture (6)	1.27%		1.21%	1.07%	1.07%	1.46	% (7)
Ratio of net expenses to average net assets (6)	1.20	% (9)	1.20%	1.07%	1.09%	1.20	% (7)
Ratio of net investment income to average net assets (6,8)	1.93	% (9)	0.83%	1.35%	2.20%	4.36	% (7)
Portfolio Turnover Rate	290%		150%	294%	210%	11	% (5)

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Ratios including fees waived by the advisor for investments in affiliates.

Expenses to average net assets	1.13%

Net investment income to average net assets	2.00%

See accompanying notes to financial statements.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2022

1.	ORGANIZATION

The Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Momentum Fund and Donoghue Forlines Tactical Allocation Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Donoghue Forlines Tactical Income Fund Class A and Class I shares commenced operations on September 14, 2010. The Donoghue Forlines Dividend Fund Class A and Class I shares commenced operations on November 7, 2013. Class C shares of both the Donoghue Forlines Tactical Income Fund and Donoghue Forlines Dividend Fund commenced operations on November 25, 2014. Class A, Class C and Class I shares of the Donoghue Forlines Risk Managed Income Fund commenced operations on December 27, 2017. Class A, Class C and Class I shares of the Donoghue Forlines Momentum Fund commenced operations on December 23, 2016. The Donoghue Forlines Tactical Allocation Fund Class A, Class C and Class I shares commenced operations on April 6, 2018.

The Funds’ investment objectives are as follows:

Donoghue Forlines Tactical Income Fund – total return from income and capital appreciation with capital preservation as a secondary objective.

Donoghue Forlines Dividend Fund – total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the Fund.

Donoghue Forlines Risk Managed Income Fund – total return from income and capital appreciation with capital preservation as a secondary objective.

Donoghue Forlines Momentum Fund – capital growth with a secondary objective of generating income.

Donoghue Forlines Tactical Allocation Fund – long-term capital appreciation.

Each Fund currently offers three classes of shares: Class A shares, Class C shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares and Class I shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders and minimum investment amounts. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”)

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed- end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed -end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as- needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for the Funds’ investments measured at fair value:

Donoghue Forlines Tactical Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$25,990,236	$—	$—	$25,990,236
Collateral For Securities Loaned	1,291,314	—	—	1,291,314
Money Market Fund	21,408,283	—	—	21,408,283
Total	$48,689,833	$—	$—	$48,689,833

Donoghue Forlines Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$18,678,732	$—	$—	$18,678,732
Exchnage-Traded Funds	18,267,958	—	—	18,267,958
Collateral For Securities Loaned	695,123	—	—	695,123
Money Market Funds	574,913	—	—	574,913
Total	$38,216,726	$—	$—	$38,216,726

Donoghue Forlines Risk Managed Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	40,472	—	—	40,472
Money Market Fund	88,442,976	—	—	88,442,976
Total	$88,483,448	$—	$—	$88,483,448

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Donoghue Forlines Momentum Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$5,223,412	$—	$—	$5,223,412
Exchange-Traded Funds	5,808,173	—	—	5,808,173
Collateral For Securities Loaned	3,226,816	—	—	3,226,816
Money Market Fund	243,402	—	—	243,402
Total	$14,501,803	$—	$—	$14,501,803

Donoghue Forlines Tactical Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$28,231,946	$—	$—	$28,231,946
Collateral For Securities Loaned	376,703	—	—	376,703
Money Market Fund	8,208,706	—	—	8,208,706
Total	$36,817,355	$—	$—	$36,817,355

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Schedules of Investments for security or industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. ETFs trade like common stock and represent a fixed portfolio of securities. The Funds may purchase ETFs to gain exposure to a portion of the U.S. or a foreign market. The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning an ETN generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETN could result in it being more volatile. Additionally, ETNs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex -dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – The Funds intend to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2019 - 2021, or expected to be taken in the Funds’ June 30, 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and Ohio, and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sales
Donoghue Forlines Tactical Income Fund	$272,604,001	$301,163,832
Donoghue Forlines Dividend Fund	67,938,439	75,687,471
Donoghue Forlines Risk Managed Income Fund	200,798,628	260,541,304
Donoghue Forlines Momentum Fund	32,012,569	34,723,463
Donoghue Forlines Tactical Allocation Fund	126,091,657	148,292,109

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Donoghue Forlines LLC serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to investment advisory agreements with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Donoghue Tactical Income Fund, Donoghue Forlines Dividend Fund and Donoghue Forlines Momentum Fund pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the respective Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, the Donoghue Forlines Risk Managed Income Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, Donoghue Forlines Tactical Allocation Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. For the year ended June 30, 2022, the Advisor earned fees as follows:

Management Fee
Donoghue Forlines Tactical Income Fund	$577,564
Donoghue Forlines Dividend Fund	446,058
Donoghue Forlines Risk Managed Income Fund	585,864
Donoghue Forlines Momentum Fund	148,006
Donoghue Forlines Tactical Allocation Fund	352,461

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the expenses of the Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund and Donoghue Forlines Momentum Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) at least until October 31, 2023, so that the total annual operating expenses do not exceed 2.25%,

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

3.00% and 2.00% of the average daily net assets of Class A, Class C and Class I shares, respectively, of each of the Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Donoghue Forlines Risk Managed Income Fund, and the Donoghue Forlines Momentum Fund. The total operating expenses do not exceed 1.45%, 2.20% and 1.20% of the average daily net assets of Class A, Class C and Class I shares, respectively, of the Donoghue Forlines Tactical Allocation Fund. Contractual waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of the reimbursement.

During the year ended June 30, 2022 the following funds waived fees pursuant to the expense limitation agreement.

Fund	Fees Waived
Donoghue Forlines Momentum Fund	$57,849
Donoghue Forlines Tactical Allocation Fund	35,277

Fees waived or expenses reimbursed may be recouped by the Adviser from the Funds for a period up to three years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made if it would result in the Funds exceeding the contractual expense limitation described above. The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	June 30, 2023	June 30, 2024	June 30, 2025	Total
Donoghue Forlines Momentum Fund	$—	$35,648	$57,849	$93,497
Donoghue Forlines Tactical Allocation Fund	$—	6,690	35,277	41,967

Pursuant to an exemptive order, each Fund may invest a portion of its assets in other funds managed by the Advisor. During the year ended June 30, 2022 the Donoghue Forlines Tactical Income Fund and Donoghue Forlines Tactical Allocation Fund invested in the Donoghue Forlines Risk Managed Innovation ETF and the Donoghue Forlines Yield Enhanced Real Asset ETF which are sub-advised by the advisor. The advisor waived a portion of its advisory fee based on the Fund’s investment in the above-mentioned funds as follows:

Fund	Fees Waived
Donoghue Forlines Tactical Income Fund	$11,024
Donoghue Forlines Tactical Allocation Fund	33,429

The fees waived shown in the table above are not subject to recapture.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, each Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended June 30, 2022 the Funds incurred distribution fees as follows:

	Class A	Class C
Donoghue Forlines Tactical Income Fund	$11,541	$12,699
Donoghue Forlines Dividend Fund	33,301	81,660
Donoghue Forlines Risk Managed Income Fund	80	6,986
Donoghue Forlines Momentum Fund	4,235	10,494
Donoghue Forlines Tactical Allocation Fund	32,976	8,476

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Class I shares. During the year ended June 30, 2022 the Distributor received underwriter commissions as follows:

		Amount
	Underwriter	Retained By
	Commissions	Principal Underwriter
Donoghue Forlines Tactical Income Fund	$400	$80
Donoghue Forlines Dividend Fund	24,756	3,878
Donoghue Forlines Risk Managed Income Fund	—	—
Donoghue Forlines Momentum Fund	611	97
Donoghue Forlines Tactical Allocation Fund	88	13

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Companies that are affiliates at June 30, 2022 are noted in the Fund’s Schedule of Investments. Transactions during the period with the companies that are affiliated or were affiliates at the beginning of the period are as follows:

Donoghue Forlines Tactical Income Fund

					Net Change in
	Fair Value				Unrealized		Dividend
	Beginning			Realized Gain	Appreciation/	Fair Value End	Credited to	Shares End
	of Year	Purchases	Sales Proceeds	(Loss)	(Depreciation)	of Year	Income	of Year
Donoghue Forlines Risk Managed Innovation ETF	$—	$2,660,739	$—	$—	$(422,153)	$2,238,586	$—	101,473
Donoghue Forlines Yield Enhanced Real Asset ETF	—	4,557,469	—	—	(532,086)	4,025,383	61,619	166,948
				$—	$(954,239)	$6,263,969	$61,619

Donoghue Forlines Tactical Allocation Fund

					Net Change in
	Fair Value				Unrealized		Dividend
	Beginning			Realized Gain	Appreciation/	Fair Value End	Credited to	Shares End
	of Year	Purchases	Sales Proceeds	(Loss)	(Depreciation)	of Year	Income	of Year
Donoghue Forlines Risk Managed Innovation ETF	$—	$12,825,215	$(1,075,255)	$10,800	$(2,821,617)	$8,939,143	$448,294	405,203
Donoghue Forlines Yield Enhanced Real Asset ETF	—	4,518,974	(83,594)	450	(506,580)	3,929,250	62,466	162,961
FCF International Quality ETF	—	7,881,506	(2,723,264)	(395,371)	(1,131,614)	3,631,257	60,510	130,126
				$(384,121)	$(4,459,811)	$16,499,650	$571,270

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

6.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with U.S Bank N.A., the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third- party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

The following table is a summary of the Portfolios’ securities loaned and related collateral which are subject to a netting agreement as of June 30, 2022:

Gross Amounts Not Offset in the Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
		Statements of	in the Statements	Financial
	Gross Amounts of	Assets &	of Assets &	Instruments	Pledged Collateral	Net Amount of
Assets:	Recognized Assets	Liabilities	Liabilities	Pledged	Received *	Assets

Donoghue Forlines Tactical Income Fund
Description:
Securities Loaned	$1,261,754	$—	$1,261,754	$—	$1,261,754	$—
Total	$1,261,754	$—	$1,261,754	$—	$1,261,754	$—

Donoghue Forlines Dividend Fund
Description:
Securities Loaned	$667,146	$—	$667,146	$—	$667,146	$—
Total	$667,146	$—	$667,146	$—	$667,146	$—

Donoghue Forlines Momentum Fund
Description:
Securities Loaned	$3,146,280	$—	$3,146,280	$—	$3,146,280	$—
Total	$3,146,280	$—	$3,146,280	$—	$3,146,280	$—

Donoghue Forlines Tactical Allocation Fund
Description:
Securities Loaned	$368,977	$—	$368,977	$—	$368,977	$—
Total	$368,977	$—	$368,977	$—	$368,977	$—

*	The amount is limited to the asset balance and accordingly, does not include excess collateral pledged.

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The following table breaks out the holdings received as collateral as of June 30, 2022:

Securities Lending Transactions
Overnight and Continuous
Donoghue Forlines Tactical Income Fund
Mount Vernon Liquid Assets Portfolio, LLC.	$1,291,314

Donoghue Forlines Dividend Fund
Mount Vernon Liquid Assets Portfolio, LLC.	$695,123

Donoghue Forlines Momentum Fund
Mount Vernon Liquid Assets Portfolio, LLC.	$3,226,816

Donoghue Forlines Tactical Allocation Fund
Mount Vernon Liquid Assets Portfolio, LLC.	$376,703

The fair value of the securities loaned for Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Momentum Fund, and Donoghue Forlines Tactical Allocation Fund totaled $1,261,754, $667,146, $3,146,280, and $368,977 at June 30, 2022, respectively. The securities loaned are noted in the Schedule of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $1,291,314, $ 695,123, $3,226,816, and $376,703 for the Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Donoghue Forlines Momentum Fund, and Donoghue Forlines Tactical Allocation Fund at June 30, 2022, respectively. This amount is offset by a liability recorded as “Securities Lending Collateral” on the Statements of Assets and Liabilities.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 was as follows:

For the period ended June 30, 2022

	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Donoghue Forlines Tactical Income Fund	1,039,527	—	—	1,039,527
Donoghue Forlines Dividend Fund	768,500	—	—	768,500
Donoghue Forlines Risk Managed Income Fund	1,246,790	—	—	1,246,790
Donoghue Forlines Momentum Fund	—	—	—	—
Donoghue Forlines Tactical Allocation Fund	894,670	—	—	894,670

For the period ended June 30, 2021

	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Donoghue Forlines Tactical Income Fund	943,678	—	—	943,678
Donoghue Forlines Dividend Fund	2,009,933	—	—	2,009,933
Donoghue Forlines Risk Managed Income Fund	1,798,951	—	—	1,798,951
Donoghue Forlines Momentum Fund	—	—	—	—
Donoghue Forlines Tactical Allocation Fund	548,958	—	—	548,958

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Donoghue Forlines Tactical Income Fund	18,284	—	(16,889,154)	—	(2,149,537)	(3,122,696)	(22,143,103)
Donoghue Forlines Dividend Fund	193,644	—	(119,633,458)	—	—	(1,084,813)	(120,524,627)
Donoghue Forlines Risk Managed Income Fund	—	—	(880,879)	—	(2,548,918)	(3,022)	(3,432,819)
Donoghue Forlines Momentum Fund	—	—	(886,711)	—	(78,641)	(707,193)	(1,672,545)
Donoghue Forlines Tactical Allocation Fund	—	—	(1,093,365)	—	—	(6,161,162)	(7,254,527)

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Power Momentum Index Fund incurred and elected to defer such late year losses of $78,641.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Donoghue Forlines Tactical Income Fund and Donoghue Forlines Risk Managed Income Fund incurred and elected to defer such capital losses of $ 2,149,537 and $ 2,548,918.

At June 30, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital losses utilized as follows:

				CLCF
Fund	Short-Term	Long-Term	Total	Utilized
Donoghue Forlines Tactical Income Fund	16,889,154	—	16,889,154	1,347,953
Donoghue Forlines Dividend Fund	87,421,263	32,212,195	119,633,458	1,624,614
Donoghue Forlines Risk Managed Income Fund	64,927	815,952	880,879	—
Donoghue Forlines Momentum Fund	886,711	—	886,711	—
Donoghue Forlines Tactical Allocation Fund	1,093,365	—	1,093,365	4,433,950

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, tax treatment of net operating losses, distributions in excess and the tax adjustments for prior year tax returns resulted in reclassifications for the Funds for the fiscal year ended June 30, 2022 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Donoghue Forlines Tactical Income Fund	—	—
Donoghue Forlines Dividend Fund	—	—
Donoghue Forlines Risk Managed Income Fund	(14,769)	14,769
Donoghue Forlines Momentum Fund	(159,601)	159,601
Donoghue Forlines Tactical Allocation Fund	(8,315)	8,315

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation / Depreciation
Donoghue Forlines Tactical Income Fund	$51,812,529	$128,977	$(3,251,673)	$(3,122,696)
Donoghue Forlines Dividend Fund	39,301,539	1,143,683	(2,228,496)	(1,084,813)
Donoghue Forlines Risk Managed Income Fund	88,486,470	8	(3,030)	(3,022)
Donoghue Forlines Momentum Fund	15,208,996	100,512	(807,705)	(707,193)
Donoghue Forlines Tactical Allocation Fund	42,978,517	64,227	(6,225,389)	(6,161,162)

9.	INVESTMENTS IN UNDERLYING INVESTMENT COMPANIES

The Donoghue Forlines Tactical Income Fund (the “Fund”) currently invests a portion of its assets in the iShares 3 -7 Year Treasury Bond ETF (the “Security”). The iShares Fund seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities between three and seven years. The Fund may redeem their investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and their shareholders to do so. The performance of the Fund will be directly affected by the performance of the Security. The financial statements of Securities, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website

Donoghue Forlines Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022

www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2022, the percentage of the Donoghue Forlines Tactical Income Fund’s net assets invested in the iShares 3-7 Year Treasury Bond ETF was 25.1%.

The Donoghue Forlines Tactical Income Fund and the Donoghue Forlines Risk Managed Income Fund (the “Funds”) currently invests a portion of its assets in the Fidelity Government Portfolio Institutional Class (the “Fidelity Fund”). The Fidelity Fund seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity withing the limitations prescribed for the fund. The Funds may redeem their investments from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of the Fidelity Fund. The financial statements of Fidelity Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2022, the percentage of the Donoghue Forlines Tactical Income Fund’s and the Donoghue Forlines Risk Managed Income Fund’s net assets invested in the Fidelity Government Portfolio Institutional Class was 45.3% and 100.1%, respectively.

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
TD Ameritrade, Inc.	Donoghue Forlines Tactical Income Fund	33.37%
Pershing LLC	Donoghue Forlines Dividend Fund	37.17%
Matrix Trust Company	Donoghue Forlines Momentum Fund	50.08%
National Financial Services	Donoghue Forlines Risk Managed Income Fund	56.18%
Matrix Trust Company	Donoghue Forlines Tactical Allocation Fund	37.13%

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92626 USA Tel:+1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Risk Managed Income Fund, Donoghue Forlines Momentum Fund, and Donoghue Forlines Tactical Allocation Fund (the “Funds”), five of the funds constituting the Northern Lights Fund Trust (the “Trust”), as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended (as to Donoghue Forlines Tactical Allocation Fund, for each of the four years in the period then ended and the period from April 6, 2018 (commencement of operations) through June 30, 2018), and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds of the Trust as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended (as to Donoghue Forlines Tactical Allocation Fund, for each of the four years in the period ended June 30, 2022 and for the period from April 6, 2018 (commencement of operations) through June 30, 2018) in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended June 30, 2018 for Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund and Donoghue Forlines Momentum Fund, and the financial highlights for the period from December 27, 2017 (commencement of operations) through June 30, 2018 for Donoghue Forlines Risk Managed Income Fund, were audited by other auditors whose report, dated August 28, 2018, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

August 29, 2022

We have served as the auditor of one or more Donoghue Forlines Funds investment companies since 2018.

Donoghue Forlines Funds
EXPENSE EXAMPLE (Unaudited)
June 30, 2022

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions fees on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual*		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	1/1/22	6/30/22	Period	6/30/22	Period

Donoghue Forlines Tactical Income Fund – Class A	1.76%	$1,000.00	$915.30	$8.36	$1,016.07	$8.80
Donoghue Forlines Tactical Income Fund – Class C	2.51%	$1,000.00	$911.60	$11.90	$1,012.35	$12.52
Donoghue Forlines Tactical Income Fund – Class I	1.51%	$1,000.00	$915.70	$7.17	$1,017.31	$7.55
Donoghue Forlines Dividend Fund – Class A	1.61%	$1,000.00	$892.20	$7.60	$1,016.76	$8.10
Donoghue Forlines Dividend Fund – Class C	2.37%	$1,000.00	$888.90	$11.10	$1,013.04	$11.83
Donoghue Forlines Dividend Fund – Class I	1.37%	$1,000.00	$893.80	$7.14	$1,017.26	$7.60
Donoghue Forlines Risk Managed Income Fund – Class A	1.36%	$1,000.00	$974.50	$6.22	$1,018.50	$6.36
Donoghue Forlines Risk Managed Income Fund – Class C	2.11%	$1,000.00	$972.00	$9.88	$1,014.78	$10.09
Donoghue Forlines Risk Managed Income Fund – Class I	1.07%	$1,000.00	$976.80	$5.00	$1,019.74	$5.11
Donoghue Forlines Momentum Fund – Class A	2.25%	$1,000.00	$818.90	$10.15	$1,013.64	$11.23
Donoghue Forlines Momentum Fund – Class C	3.00%	$1,000.00	$815.90	$13.51	$1,009.92	$14.95
Donoghue Forlines Momentum Fund – Class I	2.00%	$1,000.00	$820.10	$9.03	$1,014.88	$9.99
Donoghue Forlines Tactical Allocation Fund Class A	1.52%	$1,000.00	$843.80	$6.63	$1,017.60	$7.25
Donoghue Forlines Tactical Allocation Fund Class C	2.27%	$1,000.00	$841.40	$10.04	$1,013.88	$10.99
Donoghue Forlines Tactical Allocation Fund Class I	1.27%	$1,000.00	$844.90	$5.49	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

Donoghue Forlines, LLC (Adviser to Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Momentum Fund, Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Risk Managed Income Fund) *

In connection with the regular meeting held on September 21-23, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (each an “Advisory Agreement” and collectively the “Advisory Agreements”) between Donoghue Forlines, LLC (“Adviser” or “Donoghue”) and the Trust, with respect to the Donoghue Forlines Tactical Income Fund (“Donoghue Forlines Income”), Donoghue Forlines Dividend Fund (“Donoghue Forlines Dividend”), Donoghue Forlines Momentum Fund (“Donoghue Forlines Momentum”), Donoghue Forlines Tactical Allocation Fund (“Donoghue Forlines Tactical”) and Donoghue Forlines Risk Managed Income Fund (“Donoghue Forlines Risk Managed”), (each the “Fund” and collectively the “Donoghue Funds”). In considering the renewal of each Advisory Agreement, the Board received materials specifically relating to each Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that Donoghue was founded in 1986 and had $1.2 billion in combined assets under management and advisement, providing rules-based tactical allocation strategies and professional investment management services to individuals, corporations, and institutions. The Board reviewed the background information of the key investment personnel who were responsible for servicing the Donoghue Funds, considering their education and noting the investment team’s diverse financial industry experience. The Board reviewed the investment process for the Donoghue Funds, noting that Donoghue’s index funds attempted to replicate and track customized sector specific indexes using technical indicators. The Board further noted that the Tactical Allocation Fund and Tactical Income Fund were driven by fundamental research and were not designed to be reactionary. The Board discussed that Donoghue utilized an order management system to monitor compliance with each Fund’s investment limitations, which automatically sent notifications to the Adviser. The Board commented that Donoghue’s CCO and CIO performed a quarterly best execution review of broker dealers for overall quality and service. The Board remarked that Donoghue allocated substantial resources to risk management and adhered to index tracking. The Board concluded that Donoghue could be expected to continue providing quality services to the Donoghue Funds and their shareholders.

Performance.

Donoghue Forlines Income. The Board observed that the Fund received a two -star Morningstar rating. The Board reviewed the Fund’s return of 7.50% over the one-year period, noting the Fund had underperformed its peer group and Morningstar category median but outperformed its benchmark over the same period. The Board considered Donoghue’s explanation for the Fund’s underperformance, specifically that Donoghue had a conservative portfolio, with roughly 60% in cash, and missed much of the upside during the beginning of the period. The Board noted that the Fund underperformed its Morningstar category over the three-year, five-year, and since inception periods; underperformed its peer group for the three-year and five-year periods; and outperformed its peer group over the since inception period. The Board evaluated the Fund’s risk metrics over the one-year period, acknowledging the Fund’s standard deviation ranked in the first quartile among its peer group and third quartile among its Morningstar category. The Board acknowledged the Fund’s declining assets but noted the Fund had demonstrated stronger performance as of late. After further discussion, the Board concluded that Donoghue should be given the opportunity to continue to improve performance.

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Donoghue Forlines Dividend. The Board reviewed the Fund’s investment strategy, noting that the Fund received a one-star Morningstar rating. The Board observed that the Fund returned 36.60% over the one-year period and outperformed its Morningstar category median but underperformed its peer group and benchmark. The Board also noted that the Fund underperformed its peer group, Morningstar category, and benchmark for the three-year, five-year, and since inception periods. The Board observed that the Fund had a high standard deviation compared to prior periods. The Board concluded that Donoghue should be given the opportunity to continue to improve performance and deliver reasonable returns for the benefit of the Fund and its shareholders.

Donoghue Forlines Momentum. The Board noted that the Fund received a three-star Morningstar rating. The Board reviewed the Fund’s performance, noting that it had returned 59.08% over the one-year period and outperformed its peer group, Morningstar category, and benchmarks. The Board also noted that the Fund outperformed its peer group and Morningstar category median for the three-year and since inception periods. The Board evaluated the Fund’s Sharpe and Sortino ratios for the one-year period, noting that each ratio ranked in the first quartile among its peer group and Morningstar category, and that the Fund’s standard deviation ranked in the third quartile among its peer group. Although past performance is no guarantee of future results, the Board concluded that Donoghue could be expected to provide reasonable returns to the Fund and its shareholders.

Donoghue Forlines Tactical. The Board observed that the Fund received a two-star Morningstar rating. The Board considered the Fund’s performance, noting that the Fund returned 21.63% over the one-year period slightly underperforming its peer group median at 22.20%. The Board observed that the Fund had underperformed its peer group, Morningstar category median, and benchmark for the one-year, three-year, and since inception periods. The Board examined the Fund’s risk metrics, acknowledging that the Fund’s standard deviation ranked in the first quartile over the one-year period. The Board analyzed the Fund’s Sharpe and Sortino ratios, noting they were in the first quartile among the Fund’s peer group. The Board considered the Donoghue’s explanation for the Fund’s performance, acknowledging that the Fund was conservative in nature and required more time to prove its value. The Board agreed that Donoghue should be given more time to implement the Fund’s strategy and improve performance.

Donoghue Forlines Risk Managed. The Board noted that the Fund received a five-star Morningstar rating. The Board noted that the Fund had returned 9.61% over the one-year period and had outperformed its peer group but underperformed its Morningstar category. The Board observed that the Fund had outperformed its peer group and Morningstar category over the three-year period but had underperformed its benchmarks over the same period. The Board reviewed the Fund’s risk metrics, noting that the Fund had ranked in the first quartile for standard deviation and Sharpe ratio among its peer group and Morningstar category for the since inception period. The Board remarked that Donoghue’s recent changes appeared to have a positive impact on performance and could be expected to provide reasonable returns to the Fund and its

Fees and Expenses.

Donoghue Forlines Income. The Board considered Donoghue’s advisory fee of 1.00% for the Fund and noted that it was higher than its Morningstar category median and average, peer group average, and equal to its peer group median. The Board considered that the advisory fee was below the category high. The Board discussed the Fund’s net expense ratio of 1.36%, noting that the Fund’s net expense ratio was lower than its peer group average and median but higher than its Morningstar category average and median. The Board further noted that the net expense ratio of the Fund was lower than the category high of 1.80%. The Board acknowledged that Donoghue contractually agreed to cap expenses for Class A, C, and I Shares at 2.25%, 3.00%, and 2.00%, respectively. After further discussion, the Board concluded that Donoghue’s advisory fee for the Fund was not unreasonable.

Donoghue Forlines Dividend. The Board reviewed the Fund’s advisory fee of 1.00%, noting it was higher than the peer group and Morningstar category medians and averages. The Board observed the net expense ratio of 1.41%, which was higher than the peer group and Morningstar category medians and averages but lower than the Morningstar category high of 1.96%. The Board considered that Donoghue attributed the higher fees to its risk

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

management and tactical ability to move into 100% short term treasuries. The Board noted that Donoghue intended to renew its expense limitation agreement. After further discussion, the Board concluded that the advisory fee of the Fund was not unreasonable.

Donoghue Forlines Momentum. The Board reviewed the advisory fee of 1.00%, noting that it was equal to its peer group median but higher than its peer group average and Morningstar category average and median. The Board observed a net expense ratio of 1.72%, which was higher than the peer group and Morningstar category medians and averages. The Board discussed Donoghue’s justification for the higher fees, which were Donoghue’s risk management and tactical ability to move into 100% short term treasuries. The Board noted that Donoghue intended to renew its expense limitation agreement. After further discussion, the Board concluded that the advisory fee of the Fund was not unreasonable.

Donoghue Forlines Tactical. The Board reviewed the Fund’s advisory fee of 0.75%, noting that it was equal to the Morningstar category average and lower than its peer group median and average, and Morningstar category median. The Board observed a net expense ratio of 1.07%, which was higher than the Morningstar category average but lower than its peer group median and average. The Board noted that Donoghue rationalized lower fees for SMA due to additional compliance work needed for this Fund and the additional trading of daily cash flows. The Board noted that Donoghue intended to renew its expense limitation agreement currently in place. After further discussion, the Board concluded that the advisory fee of the Fund was not unreasonable.

Donoghue Forlines Risk Managed. The Board reviewed the Fund’s advisory fee of 0.65%, which was higher than its peer group and Morningstar category medians and averages. The Board further noted the Fund’s net expense ratio of 1.15%, which was higher than its peer group and Morningstar category medians and averages. The Board noted that Donoghue attributed its higher fees to its risk management and tactical ability to move assets in major downturns to protect principal. The Board noted that Donoghue intended to renew its expense limitation agreement. After further discussion, the Board concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Donoghue. The Board examined Donoghue’s responses and noted that Donoghue’s profitability for each Fund ranged considerably. After further discussion, the Board determined that Donoghue’s profitability with respect to each Fund was not excessive.

Economies of Scale. The Board noted that the Donoghue Funds collectively lost assets over the last twelve months. The Board observed that Donoghue was willing to consider implemented a breakpoint when each Fund reached higher targeted assets. The Board considered Donoghue’s assertion that the Momentum Fund was unlikely to grow materially due to the limited consumer interest in variable annuity contracts. The Board discussed the benefits to shareholders of the expense limitation agreements. The Board agreed to monitor and revisit this issue at the appropriate time.

Conclusion. Having requested and received such information from Donoghue as the Board believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of each Advisory Agreement with Donoghue was in the best interests of each Fund and its respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Donoghue Funds.

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011) .	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/22 – NLFT_v1

Donoghue Forlines Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020);Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

6/30/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR
Donoghue Forlines LLC
One International Place, Suite 310
Boston, MA 02110

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

DONOGHUE-A22

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not Applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees                                                               2021      2022

Donoghue Forlines Tactical Income Fund             $15,030  $15,130

Donoghue Forlines Dividend Fund                       $15,030   $15,130

Donoghue Forlines Momentum Fund                   $15,030  $15,130

Donoghue Forlines Risk Managed Income Fund    $15,030  $15,130

Donoghue Forlines Tactical Allocation Fund         $15,440  $15,540

(b) Audit-Related Fees                                                  2021      2022

Donoghue Forlines Tactical Income Fund                None       None

Donoghue Forlines Dividend Fund                          None       None

Donoghue Forlines Momentum Fund                      None       None

Donoghue Forlines Risk Managed Income Fund    None       None

Donoghue Forlines Tactical Allocation Fund          None       None

(c) Tax Fees                                                                   2021      2022

Donoghue Forlines Tactical Income Fund                $3,240      $3,300

Donoghue Forlines Dividend Fund                           $3,240      $3,300

Donoghue Forlines Momentum Fund                       $3,240      $3,300

Donoghue Forlines Risk Managed Income Fund      $3,240      $3,300

Donoghue Forlines Tactical Allocation Fund            $3,340     $3,410

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees                                                         2021      2022

Donoghue Forlines Tactical Income Fund                None      None

Donoghue Forlines Dividend Fund                          None      None

Donoghue Forlines Momentum Fund                       None      None

Donoghue Forlines Risk Managed Income Fund     None       None

Donoghue Forlines Tactical Allocation Fund           None      None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Donoghue Forlines Tactical Income Fund           2021    2022

Audit-Related Fees:                                  0.00%   0.00%

Tax Fees:                                                 0.00%   0.00%

All Other Fees:                                          0.00%   0.00%

Donoghue Forlines Dividend Fund          2021     2022

Audit-Related Fees:                                   0.00%   0.00%

Tax Fees:                                                  0.00%   0.00%

All Other Fees:                                          0.00%   0.00%

Donoghue Forlines Momentum Fund      2021      2022

Audit-Related Fees:                                    0.00%   0.00%

Tax Fees:                                                   0.00%   0.00%

All Other Fees:                                           0.00%   0.00%

Donoghue Forlines Risk Managed Income Fund   2021   2022

Audit-Related Fees:                                                 0.00% 0.00%

Tax Fees:                                                                0.00% 0.00%

All Other Fees:                                                        0.00% 0.00%

Donoghue Forlines Tactical Allocation Fund   2021    2022

Audit-Related Fees:                                             0.00% 0.00%

Tax Fees:                                                            0.00% 0.00%

All Other Fees:                                                    0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

   2021     2022

Donoghue Forlines Tactical Income Fund                $3,240   $3,300

Donoghue Forlines Dividend Fund                          $3,240   $3,300

Donoghue Forlines Momentum Fund                      $3,240    $3,300

Donoghue Forlines Risk Managed Income Fund      $3,240   $3,300

Donoghue Forlines Tactical Allocation Fund             $3,340   $3,410

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/2/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/2/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 9/2/22